EXHIBIT 10.9

EXECUTION VERSION

AMENDED AND RESTATED

INTERCREDITOR AGREEMENT

dated as of

August 16, 2012,

among

NEXTWAVE WIRELESS LLC

as Issuer and Guarantor

NEXTWAVE WIRELESS INC.

as Issuer and Guarantor

NEXTWAVE HOLDCO LLC

as Issuer and Guarantor

THE GUARANTORS

from time to time party hereto,

THE NOTE HOLDERS

from time to time party hereto,

WILMINGTON TRUST, NATIONAL ASSOCIATION

as First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Second Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Third Lien Collateral Agent

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE AMENDED AND RESTATED SECOND LIEN PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS LLC, NEXTWAVE WIRELESS INC., NEXTWAVE HOLDCO LLC, THE OTHER GRANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS SECOND LIEN COLLATERAL AGENT, (B) THE SECOND LIEN GUARANTY DATED OCTOBER 9, 2008 AMONG THE GUARANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS SECOND LIEN COLLATERAL AGENT, (C) THE SECOND LIEN PARENT GUARANTY DATED OCTOBER 9, 2008 BETWEEN NEXTWAVE WIRELESS INC., AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS SECOND LIEN COLLATERAL AGENT, (D) THE AMENDED AND RESTATED PARENT THIRD LIEN PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS INC., NEXTWAVE WIRELESS LLC, NEXTWAVE HOLDCO LLC, THE OTHER GRANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT, (E) THE AMENDED AND RESTATED PARENT THIRD LIEN GUARANTY OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS LLC, NEXTWAVE HOLDCO LLC, THE OTHER GUARANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT, (F) THE AMENDED AND RESTATED SPINCO THIRD LIEN PLEDGE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG NEXTWAVE HOLDCO LLC, NEXTWAVE WIRELESS INC., NEXTWAVE WIRELESS LLC, THE OTHER GRANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT, (G) THE AMENDED AND RESTATED SPINCO THIRD LIEN GUARANTY OF EVEN DATE HEREWITH AMONG NEXTWAVE WIRELESS LLC, NEXTWAVE WIRELESS INC., THE OTHER GUARANTORS PARTY THERETO FROM TIME TO TIME, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT, AND (H) CERTAIN OF THE OTHER COLLATERAL DOCUMENTS REFERRED TO IN THE PURCHASE AGREEMENTS REFERRED TO HEREIN.

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TABLE OF CONTENTS

(continued)

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AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 16, 2012 (this “Agreement”), among NEXTWAVE WIRELESS LLC, a Delaware limited liability company (“Company”), NEXTWAVE WIRELESS INC., a Delaware corporation (“Parent”), NextWave Holdco LLC, a Delaware limited liability company (“Spinco”), their respective subsidiaries party hereto, the First Lien Note Holders (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington”), as collateral agent for the First Lien Note Holders (in such capacity, the “First Lien Collateral Agent”), the Second Lien Note Holders (as defined below), Wilmington, as collateral agent for the Second Lien Note Holders (in such capacity, the “Second Lien Collateral Agent”), the Parent Third Lien Note Holders (as defined below), the Spinco Third Lien Note Holders (as defined below), and Wilmington, as collateral agent for the Parent Third Lien Note Holders and the Spinco Third Lien Note Holders (in such capacity, the “Third Lien Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Intercreditor Agreement dated as of October 9, 2008 (the “Original Agreement”), among Company, Parent, the Subsidiaries of Company party thereto, the First Lien Note Holders, The Bank of New York Mellon, as the first lien collateral agent, the Second Lien Note Holders, The Bank of New York Mellon, as the second lien collateral agent, the Third Lien Note Holders (as defined in the Original Agreement), and The Bank of New York Mellon, as the third lien collateral agent, (b) the Amended and Restated Purchase Agreement dated as of the date hereof (the “First Lien Purchase Agreement”), among Company, Parent, Spinco, the other guarantors from time to time party thereto, the note holders from time to time party thereto (the “First Lien Note Holders”), and the First Lien Collateral Agent, (c) the Amended and Restated Second Lien Subordinated Note Purchase Agreement dated as of the date hereof (the “Second Lien Purchase Agreement”), among Company, Parent, Spinco, the other guarantors from time to time party thereto, the note holders from time to time party thereto (the “Second Lien Note Holders”), and the Second Lien Collateral Agent, (d) (i) the Amended and Restated Parent Third Lien Subordinated Exchange Agreement dated as of the date hereof (the “Parent Third Lien Purchase Agreement”), among Parent, Company, Spinco, the other guarantors party thereto from time to time, the note holders party thereto from time to time (the “Parent Third Lien Note Holders”), and the Third Lien Collateral Agent, and (ii) the Amended and Restated Spinco Third Lien Subordinated Exchange Agreement dated as of the date hereof (the “Spinco Third Lien Purchase Agreement” and together with the Parent Third Lien Purchase Agreement, the “Third Lien Purchase Agreements”), among Spinco, Parent, Company, the other guarantors party thereto from time to time, the note holders party thereto from time to time (the “Spinco Third Lien Note Holders” and together with the Parent Third Lien Note Holders, the “Third Lien Note Holders”), and the Third Lien Collateral Agent, (e) the Guaranty dated as of July 17, 2006 (the “First Lien Guaranty”), among the guarantors from time to time party thereto and the First Lien Collateral Agent, (f) the Parent Guaranty dated as of July 17, 2006, as amended by the Amendment to Parent Guaranty dated as of October 9, 2008 (the “First Lien Parent Guaranty”), between Parent and the First Lien Collateral Agent, (g) the Guaranty dated as of October 9, 2008 (the “Second Lien Guaranty”), among the guarantors from time to time party thereto and the Second Lien Collateral Agent, (h) the Parent Guaranty dated as of October 9, 2008 (the “Second Lien Parent Guaranty”), between Parent and the Second Lien Collateral Agent, (i) (i) the Amended and Restated Parent Guaranty dated as of the date hereof (the “Parent Third Lien Guaranty”), among Company, Spinco, their respective subsidiaries from time to time party thereto, and the Third Lien Collateral Agent, and (ii) the Amended and Restated Spinco Third Lien Guaranty dated as of the date hereof (the “Spinco Third Lien Guaranty” and together with the Parent Third Lien Guaranty, the “Third Lien Guaranties”), among the Company, Parent, their respective subsidiaries from time to time party thereto, and the Third Lien Collateral Agent, (j) the Amended and Restated Pledge and Security Agreement dated as of the date hereof (the “First Lien Security Agreement”), among Company, Parent, Spinco, their respective subsidiaries from time to time party thereto, and the First Lien Collateral Agent, (k) the Amended and Restated Second Lien Pledge and Security Agreement dated as of the date hereof (the “Second Lien Security Agreement”), among Company, Parent, Spinco, their respective subsidiaries from time to time party thereto, and the Second Lien Collateral Agent, (l) (i) the Amended and Restated Parent Third Lien Pledge and Security Agreement dated as of the date hereof (the “Parent Third Lien Security Agreement”), among Parent, Company, Spinco, their respective subsidiaries from time to time party thereto, the Parent Third Lien Note Holders and the Third Lien Collateral Agent, and (ii) the Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of the date hereof (the “Spinco Third Lien Security Agreement” and together with the Parent Third Lien Security Agreement, the “Third Lien Security Agreements”), among Spinco, Parent, Company, their respective subsidiaries from time to time party thereto, the Spinco Third Lien Note Holders and the Third Lien Collateral Agent, and (m) the other Collateral Documents referred to in the Purchase Agreements.

RECITALS

A. The First Lien Note Holders purchased notes of Company pursuant to the First Lien Purchase Agreement, upon, among other terms and conditions, the condition that the First Lien Obligations (such term and each other capitalized term used but not defined in these recitals having the meaning given it in Article I) shall be secured by first priority Liens on, and security interests in, the Collateral.

B. The Second Lien Note Holders purchased notes of Company pursuant to the Second Lien Purchase Agreement, upon, among other terms and conditions, the condition that the Second Lien Obligations shall be secured by second priority Liens on, and security interests in, the Collateral.

C. The Third Lien Note Holders previously purchased notes of Parent. In connection with the Contribution (as defined in the Spinco Third Lien Purchase Agreement), Spinco has agreed to assume a portion of such notes, pursuant to the Spinco Third Lien Purchase Agreement, in each case, upon, among other terms and conditions, the condition that the Third Lien Obligations shall be secured by third priority Liens on, and security interests in, the Collateral.

D. The parties desire to amend and restate the Original Agreement to reflect the exchange referred to above and, among other things, set forth their respective rights, obligations and remedies with respect to the Collateral.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the First Lien Purchase Agreement, the Second Lien Purchase Agreement and the Third Lien Purchase Agreements, as applicable.

SECTION 1.02 Other Defined Terms. As used in the Agreement, the following terms shall have the meanings specified below:

“Acquiror” means AT&T Inc., a Delaware corporation.

“Acquiror Call Right” shall have the meaning assigned to such term in the Acquiror Call Right Agreement.

“Acquiror Call Right Agreement” shall have the meaning assigned to such term in the Parent Third Lien Purchase Agreement.

“Acquiror Note Purchase Agreements” shall mean each of those certain Note Purchase Agreements dated as of August 1, 2012 entered into among the Acquiror and each of the Note Holders.

“Aggregate Amounts Due” shall have the meaning assigned to such term in Section 2.01(c).

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy,

insolvency, receivership or similar law.

“Collateral” shall mean, collectively, the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral.

“Collateral Agents” shall mean the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent.

“Collateral Documents” shall mean the First Lien Collateral Documents, the Second Lien Collateral Documents and the Third Lien Collateral Documents.

“Company” shall have the meaning assigned to such term in the preamble to this Agreement.

“Company Escrow Agreement” means that certain Escrow Agreement dated as of the date hereof by and among the First Lien Collateral Agent, the Second Lien Collateral Agent, and Wilmington Trust, National Association, as escrow agent.

“Comparable Second Lien Collateral Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Collateral Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Comparable Third Lien Collateral Document” shall mean, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document or under any Second Lien Collateral Document, the Third Lien Collateral Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Cross-Collateral Release Date” shall mean the date on which the Acquiror Call Right is exercised pursuant to the terms of the Acquiror Call Right Agreement.

“DIP Financing” shall have the meaning assigned to such term in Section 6.01(a).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 6.01(a).

“Discharge of First Lien Obligations” shall mean, subject to Section 7.04, (a) (i) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Lien Note Documents, (ii) payment in full of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, and (iii) termination or expiration of all commitments to purchase notes under the First Lien Purchase Agreement, or (b) (i) the redemption of the Notes (as defined in the First Lien Purchase Agreement) in full in accordance with Section 8.1 of the First Lien Purchase Agreement and (ii) termination or expiration of all commitments to purchase notes under the First Lien Purchase Agreement. Upon the earlier to occur of the satisfaction of the conditions set forth in either clause (a) or (b), the First Lien Collateral Agent agrees to promptly deliver to the Second Lien Collateral Agent and the Third Lien Collateral Agent written notice of the same when and as delivered to it by the First Lien Required Holders.

“Discharge of Parent Third Lien Obligations” shall mean, subject to Sections 7.02 and 7.04, (a) (i) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Parent Third Lien Note Documents, and (ii) payment in full of all other Parent Third Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid or (b) the redemption of the Notes (as defined in the Parent Third Lien Purchase Agreement) in full in accordance with Section 8.1 of the Parent Third Lien Purchase Agreement.

“Discharge of Second Lien Obligations” shall mean, subject to Sections 7.02 and 7.04, (a) (i) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Lien Note Documents and (ii) payment in full of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid or (b) (i) the redemption of the Notes (as defined in the Second Lien Purchase Agreement) in full in accordance with Section 8.1 of the Second Lien Purchase Agreement. Upon the earlier to occur of the satisfaction of the conditions set forth in either clause (a) or (b), the Second Lien Collateral Agent agrees to promptly deliver to the Third Lien Collateral Agent written notice of the same when and as delivered to it by the Second Lien Required Holders.

“Discharge of Spinco Third Lien Obligations” shall mean, subject to Sections 7.02 and 7.04, (a) (i) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Spinco Third Lien Note Documents, and (ii) payment in full of all other Spinco Third Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, or (b) the redemption of the Notes (as defined in the Spinco Third Lien Purchase Agreement) in full in accordance with Section 8.1 of the Spinco Third Lien Purchase Agreement.

“Disposition” shall mean any sale, lease, exchange, transfer or other disposition. “Dispose” shall have a correlative meaning.

“First Lien Collateral” shall mean all “Collateral”, as defined in the First Lien Security Agreement, and any other assets of Parent, Company, Spinco, or any other Grantor now or at any time hereafter subject to Liens securing any First Lien Obligations.

“First Lien Collateral Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“First Lien Collateral Documents” shall mean the “Collateral Documents”, as defined in the First Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“First Lien Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Note Documents” shall mean the “Note Documents”, as defined in the First Lien Purchase Agreement.

“First Lien Note Holders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Obligations” shall mean the “First Lien Obligations”, as defined in the First Lien Purchase Agreement.

“First Lien Parent Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Purchase Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Release” shall have the meaning assigned to such term in Section 3.04(a).

“First Lien Required Holders” shall mean the “Required Holders”, as defined in the First Lien Purchase Agreement.

“First Lien Secured Parties” shall mean, at any time, (a) the First Lien Note Holders, (b) the First Lien Collateral Agent, (c) each other person to whom any of the First Lien Obligations (including indemnification obligations) is owed, and (d) the successors and assigns of each of the foregoing.

“First Lien Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement; provided that “First Lien Security Agreement” shall not include any security agreement or other Collateral Documents entered into in connection with any extension, replacement or refinancing of the First Lien Obligations, including without limitation any amendment that would extend the maturity date of any First Lien Obligations.

“First Priority Liens” shall mean all Liens on the First Lien Collateral to secure the First Lien Obligations, whether created under the First Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

“Forbearance Agreement” shall mean that certain Forbearance Agreement dated August 1, 2012 by and among Parent, Company, certain other Guarantors, First Lien Note Holders, Second Lien Note Holders, and Third Lien Note Holders.

“Governance Agreement” shall mean that certain Governance Agreement dated as of the date hereof by and among Company, Spinco, the Noteholder Representative and each Spinco Third Lien Note Holder.

“Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a person that is a corporation, partnership, trust or limited liability company.

“Grantors” shall mean Company, Parent, Spinco, and each Guarantor that shall have created or purported to create any First Priority Lien, Second Priority Lien or Third Priority Lien on all or any part of its assets to secure any First Lien Obligations, any Second Lien Obligations or any Third Lien Obligations, respectively.

“Guaranties” shall mean, collectively, each of the First Lien Guaranty, the First Lien Parent Guaranty, the Second Lien Guaranty, the Second Lien Parent Guaranty, and the Third Lien Guaranties.

“Guarantors” shall mean, collectively, each Person that has guaranteed, or that may from time to time hereafter guarantee, the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, whether by executing and delivering a Guaranty, a supplement thereto or otherwise.

“Holder Call Right” shall have the meaning assigned to such term in the Holder Call Right Agreement.

“Holder Call Right Agreement” shall have the meaning assigned to such term in the Parent Third Lien Purchase Agreement.

“Indebtedness” shall mean and includes all obligations that constitute “Indebtedness”, as defined in the First Lien Purchase Agreement, the Second Lien Purchase Agreement, the Parent Third Lien Purchase Agreement, or the Spinco Third Lien Purchase Agreement, as applicable.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

“Junior Securities” means:

(a) debt securities of Parent, Company, Spinco or any of their subsidiaries as reorganized or readjusted, or debt securities of Parent, Company, Spinco or any their subsidiaries or any other person provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in an Insolvency or Liquidation Proceeding under any applicable law, so long as such securities (i) are subordinated in right of payment to (A) prior to the Discharge of First Lien Obligations, all First Lien Obligations, (B) prior to the Discharge of Second Lien Obligations, in the case of the securities issued to the Third Lien Note Holders, all Second Lien Obligations and (C) all debt securities issued in exchange for (1) prior to the Discharge of First Lien Obligations, the First Lien Obligations and (2) prior to the Discharge of Second Lien Obligations, in the case of debt securities issued to the Third Lien Note Holders, all Second Lien Obligations outstanding at such time to the same extent as, or to a greater extent than, the Third Lien Obligations and, prior to the Discharge of First Lien Obligations, the Second Lien Obligations, are so subordinated as provided for in this Agreement, and (ii) have material terms that are no less favorable (taken as a whole) to (A) prior to the Discharge of First Lien Obligations, the First Lien Obligations and (B) prior to the Discharge of Second Lien Obligations, with respect to securities issued to the Third Lien Note Holders, all Second Lien Obligations, in each case, than the terms set forth in the applicable Loan Documents; or

(b) equity securities of Parent, Company, Spinco or any of their subsidiaries as reorganized or readjusted, or equity securities of Parent, Company, Spinco or any of their subsidiaries or any other person provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in an Insolvency or Liquidation Proceeding under any applicable law, so long as (x) (i) the First Lien Note Holders receive (A) debt securities and equity securities (and such equity securities are senior to the equity securities received by the Second Lien Note Holders, (B) solely equity securities, and such equity securities are senior to the equity securities received by the Second Lien Note Holders, or (C) solely debt securities and (ii) the equity securities received by the Second Lien Note Holders, if any, do not contain a mandatory redemption date (or require dividends to be paid on a date) that is earlier than the mandatory redemption date or final maturity date of the securities received by the First Lien Note Holders and (y) (i) the Second Lien Note Holders receive (A) debt securities and equity securities (and such equity securities are senior to the equity securities received by the Third Lien Note Holders, (B) solely equity securities, and such equity securities are senior to the equity securities received by the Third Lien Note Holders, or (C) solely debt securities and (ii) the equity securities received by the Third Lien Note Holders, if any, do not contain a mandatory redemption date (or require dividends to be paid on a date) that is earlier than the mandatory redemption date or final maturity date of the securities received by the Second Lien Note Holders.

“Lien” means any lien, mortgage, pledge, assignment (only for the purposes of creating a security interest), security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Merger” shall have the meaning assigned to such term in the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of August 1, 2012 among Acquiror, Rodeo Acquisition Sub Inc., a Delaware corporation, and Parent.

“New First Lien Collateral Agent” shall have the meaning assigned to such term in Section 7.02.

“New First Lien Note Documents” shall have the meaning assigned to such term in Section 7.02.

“New First Lien Obligations” shall have the meaning assigned to such term in Section 7.02.

“New Second Lien Collateral Agent” shall have the meaning assigned to such term in Section 7.02.

“New Second Lien Note Documents” shall have the meaning assigned to such term in Section 7.02.

“New Second Lien Obligations” shall have the meaning assigned to such term in Section 7.02.

“New Third Lien Collateral Agent” shall have the meaning assigned to such term in Section 7.02.

“New Third Lien Note Documents” shall have the meaning assigned to such term in Section 7.02.

“New Third Lien Obligations” shall have the meaning assigned to such term in Section 7.02.

“Note Documents” shall mean the First Lien Note Documents, the Second Lien Note Documents and the Third Lien Note Documents.

“Note Holders” shall mean, collectively, the First Lien Note Holders, the Second Lien Note Holders, and the Third Lien Note Holders.”

“Parent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Parent Third Lien Collateral” shall mean, collectively, all “Collateral”, as defined in the Parent Third Lien Security Agreement, and any other assets of Parent, Company, Spinco, or any other Grantor now or at any time hereafter subject to Liens securing any Parent Third Lien Obligations; provided that on and after the Cross-Collateral Release Date, the Parent Third Lien Collateral shall not include the Spinco Assets.

“Parent Third Lien Collateral Documents” shall mean the “Collateral Documents”, as defined in the Parent Third Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Parent Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Parent Third Lien Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Parent Third Lien Note Documents” shall mean the “Note Documents”, as defined in the Parent Third Lien Purchase Agreement.

“Parent Third Lien Note Holders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Parent Third Lien Obligations” shall mean the “Third Lien Obligations”, as defined in the Parent Third Lien Purchase Agreement.

“Parent Third Lien Purchase Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Parent Third Lien Required Holders” shall mean the “Required Holders”, as defined in the Parent Third Lien Purchase Agreement.

“Parent Third Lien Secured Party” shall mean, at any time, (a) the Parent Third Lien Note Holders, (b) the Third Lien Collateral Agent with regard to the Parent Third Lien Obligations, (c) each other person to whom any of the Parent Third Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

“Parent Third Lien Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Parent Third Priority Liens” shall mean all Liens on the Third Lien Collateral to secure the Parent Third Lien Obligations, whether created under the Parent Third Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association,

company, partnership, governmental authority or other entity.

“Pledged or Controlled Collateral” shall have the meaning assigned to such term in Article V.

“Primary Third Lien Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Purchase Agreements” shall mean, collectively, the First Lien Purchase Agreement, the Second Lien Purchase Agreement, and the Third Lien Purchase Agreements.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, restructure or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Secondary Third Lien Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Second Lien Collateral” shall mean all “Collateral”, as defined in the Second Lien Security Agreement, and any other assets of Parent, Company, Spinco or any other Grantor now or at any time hereafter subject to Liens securing any Second Lien Obligations.

“Second Lien Collateral Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Second Lien Collateral Documents” shall mean the “Collateral Documents”, as defined in the Second Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Second Lien Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Second Lien Note Documents” shall mean the “Note Documents”, as defined in the Second Lien Purchase Agreement.

“Second Lien Note Holders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Obligations” shall mean the “Second Lien Obligations”, as defined in the Second Lien Purchase Agreement.

“Second Lien Parent Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Second Lien Purchase Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Refinancing Notice” shall have the meaning assigned to such term in Section 7.02(b).

“Second Lien Release” shall have the meaning assigned to such term in Section 3.04(b).

“Second Lien Required Holders” shall mean the “Required Holders”, as defined in the Second Lien Purchase Agreement.

“Second Lien Secured Parties” shall mean, at any time, (a) the Second Lien Note Holders, (b) the Second Lien Collateral Agent, (c) each other person to whom any of the Second Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

“Second Lien Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Liens” shall mean all Liens on the Second Lien Collateral to secure the Second Lien Obligations, whether created under the Second Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

“Secured Parties” shall mean the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

“Spinco” shall have the meaning assigned to such term in the preamble to this Agreement.

“Spinco Assets” shall mean all of the property of Spinco and its subsidiaries of whatever nature and whether now owned or hereafter acquired.

“Spinco Assets Net Proceeds” shall mean “Net Proceeds”, as defined in the Spinco Third Lien Purchase Agreement, received in connection with any Spinco Disposition.

“Spinco Disposition” has the meaning assigned to such term in the Spinco Third Lien Purchase Agreement.

“Spinco Dispositions Proceeds Account” has the meaning assigned to such term in the Spinco Third Lien Purchase Agreement.

“Spinco Proceeds Release Date” shall mean the earliest to occur of (i) the consummation of the Merger in accordance with the Merger Agreement, (ii) the first date after the exercise of the Acquiror Call Right on which the First Lien Obligations have been paid in full, all of the First Lien Notes (as defined in the First Lien Purchase Agreement) have been redeemed in accordance with the First Lien Documents or the First Lien Required Holders have consented in writing to the distribution of Spinco Assets Net Proceeds of a Spinco Disposition to the Spinco Holders in accordance with Section 3.03 and the Second Lien Obligations have been paid in full, all of the Second Lien Notes (as defined in the Second Lien Purchase Agreement) have been redeemed in accordance with the Second Lien Documents or the Second Lien Required Holders have consented in writing to the distribution of Spinco Assets Net Proceeds of a Spinco Disposition to the Spinco Third Lien Note Holders in accordance with Section 3.03, and (iii) the first date after which both the Merger Agreement and the Acquiror Call Right Agreement have terminated or expired in accordance with their respective terms (other than as a result of consummation of the Merger or exercise of the Acquiror Call Right) on which the First Lien Obligations have been paid in full, all of the First Lien Notes have been redeemed in accordance with the First Lien Note Documents or the First Lien Required Holders have consented in writing to the distribution of Spinco Assets Net Proceeds to the Spinco Third Lien Note Holders in accordance with Section 3.03 and the Second Lien Obligations have been paid in full, all of the Second Lien Notes have been redeemed in accordance with the Second Lien Documents or the Second Lien Required Holders have consented in writing to the distribution of Spinco Assets Net Proceeds to the Spinco Third Lien Note Holders in accordance with Section 3.03.

“Spinco Third Lien Collateral” shall mean, collectively, all “Collateral”, as defined in the Spinco Third Lien Security Agreement, and any other assets of Parent, Company, Spinco, or any other Grantor now or at any time hereafter subject to Liens securing any Spinco Third Lien Obligations; provided that on and after the Cross-Collateral Release Date, the Spinco Third Lien Collateral shall not include any property of Parent or Company or their respective subsidiaries other than the Spinco Assets.

“Spinco Third Lien Collateral Documents” shall mean the “Collateral Documents”, as defined in the Spinco Third Lien Purchase Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Spinco Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Spinco Third Lien Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Spinco Third Lien Note Documents” shall mean the “Note Documents”, as defined in the Spinco Third Lien Purchase Agreement.

“Spinco Third Lien Note Holders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Spinco Third Lien Obligations” shall mean the “Third Lien Obligations”, as defined in the Spinco Third Lien Purchase Agreement.

“Spinco Third Lien Purchase Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Spinco Third Lien Required Holders” shall mean the “Required Holders”, as defined in the Spinco Third Lien Purchase Agreement.

“Spinco Third Lien Secured Party” shall mean, at any time, (a) the Spinco Third Lien Note Holders, (b) the Third Lien Collateral Agent with regard to the Spinco Third Lien Obligations, (c) each other person to whom any of the Spinco Third Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

“Spinco Third Lien Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Spinco Third Lien Supermajority Holders” shall mean the Spinco Third Lien Note Holders holding at least seventy-five percent (75%) of the aggregate principal amount of the outstanding Spinco Third Lien Notes.

“Spinco Third Priority Liens” shall mean all Liens on the Third Lien Collateral to secure the Spinco Third Lien Obligations, whether created under the Spinco Third Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

“Standstill Period” shall have the meaning assigned to such term in Section 3.02(a).

“subsidiary,” with respect to any person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that person or one or more of the other subsidiaries of that person or a combination thereof.

“Tertiary Third Lien Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Third Lien Collateral” shall mean, collectively, the Parent Third Lien Collateral and the Spinco Third Lien Collateral.

“Third Lien Collateral Agency Agreement” shall mean that certain Amended and Restated Collateral

Agency Agreement dated as of the date hereof by and among the Parent Third Lien Note Holders, the Spinco Third Lien Note Holders, and the Third Lien Collateral Agent.

“Third Lien Collateral Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Third Lien Collateral Documents” shall mean, collectively, the Parent Third Lien Collateral Documents and the Spinco Third Lien Collateral Documents, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Third Lien Guaranties” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Lien Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Third Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Third Lien Note Documents” shall mean, collectively, the Parent Third Lien Note Documents and the Spinco Third Lien Note Documents.

“Third Lien Note Holders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Lien Obligations” shall mean, collectively, the Parent Third Lien Obligations and the Spinco Third Lien Obligations.

“Third Lien Permitted Actions” shall have the meaning assigned to such term in Section 3.01(a).

“Third Lien Purchase Agreements” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Lien Required Holders” shall mean, collectively, the Parent Third Lien Required Holders and the Spinco Third Lien Required Holders.

“Third Lien Secured Parties” shall mean, at any time, (a) the Parent Third Lien Secured Parties, (b) the Spinco Third Lien Secured Parties, (c) each other person to whom any of the Third Lien Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.

“Third Lien Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Third Priority Liens” shall mean all Liens on the Third Lien Collateral to secure the Third Lien Obligations, whether created under the Third Lien Collateral Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

“Wilmington” shall have the meaning assigned to such term in the preamble of this Agreement.

SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, refinanced or otherwise modified, (b) any reference herein (i) to any person shall be construed to include such person’s successors and assigns and (ii) to Parent, Company or any other Grantor shall be construed to include Parent, Company, Spinco or such Grantor as debtor and debtor-in-possession and any receiver or trustee for Parent, Company or such Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

Priorities

SECTION 2.01 Subordination in Right of Payment and Subordination of Liens.

(a) To the extent and in the manner set forth in this Agreement, the Second Lien Obligations and the Third Lien Obligations are hereby expressly made subordinate and subject in right of payment to the prior payment of all First Lien Obligations as set forth in this Agreement. Subject to Sections 2.01(e) and 3.03, until the earlier of the Discharge of First Lien Obligations or the consent of the First Lien Note Holders, (i) neither the Second Lien Note Holders nor the Third Lien Note Holders will take, demand or receive from Parent, Company, Spinco or any of their subsidiaries, and none of Parent, Company, Spinco or any of their subsidiaries will make, give or permit, directly or indirectly, by set off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Second Lien Obligations or the Third Lien Obligations, and (ii) neither the Second Lien Note Holders nor the Third Lien Note Holders will accelerate for any reason the scheduled maturities of any amount owing under the Second Lien Purchase Agreement or the Third Lien Purchase Agreements, except in either case as otherwise permitted herein. Subject to Sections 2.01(e) and 3.03, in the event of any Insolvency or Liquidation Proceeding, the First Lien Note Holders shall be entitled to receive payment in full in cash of all amounts due in respect of all First Lien Obligations before the Second Lien Note Holders or the Third Lien Note Holders are entitled to receive any payment (other than Junior Securities) on account of the Second Lien Obligations or the Third Lien Obligations, and to that end the First Lien Note Holders shall be entitled to receive, for application to the payment of the First Lien Obligations, any payment or distribution of any kind or character (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Parent, Company or Guarantors that is subordinated to the payment of the First Lien Obligations) other than Junior Securities, which may be payable or deliverable in respect of the Second Lien Obligations or the Third Lien Obligations in any such Insolvency or Liquidation Proceeding, to the extent necessary to pay or provide for the payment of all First Lien Obligations in full in cash, after giving effect to any concurrent payment or distribution to or for the First Lien Note Holders.

(b) To the extent and in the manner set forth in this Agreement, the Third Lien Obligations are hereby expressly made subordinate and subject in right of payment to the prior payment of all Second Lien Obligations as set forth in this Agreement. Subject to Sections 2.01(e) and 3.03, until the earlier of the Discharge of Second Lien Obligations or the consent of the Second Lien Note Holders, (i) the Third Lien Note Holders will not take, demand or receive from Parent, Company, Spinco or any of their subsidiaries, and none of Parent, Company, Spinco or any of their subsidiaries will make, give or permit, directly or indirectly, by set off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Third Lien Obligations, and (ii) the Third Lien Note Holders will not accelerate for any reason the scheduled maturities of any amount owing under the Third Lien Purchase Agreements, except as otherwise permitted herein. Subject to Sections 2.01(e) and 3.03, in the event of any Insolvency or Liquidation Proceeding, the Second Lien Note Holders shall be entitled to receive payment in full in cash of all amounts due in respect of all Second Lien Obligations before the Third Lien Note Holders are entitled to receive any payment (other than Junior Securities) on account of the Third Lien Obligations, and to that end the Second Lien Note Holders shall be entitled to receive, for application to the payment of the Second Lien Obligations, any payment or distribution of any kind or character (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Parent, Company or Guarantors that is subordinated to the payment of the Second Lien Obligations) other than Junior Securities, which may be payable or deliverable in respect of the Third Lien Obligations in any such Insolvency or Liquidation Proceeding, to the extent necessary to pay or provide for the payment of all Second Lien Obligations in full in cash, after giving effect to any concurrent payment or distribution to or for the Second Lien Note Holders.

(c) To the extent and in the manner set forth in this Agreement, subject to Sections 2.01(e) and 3.03, the Parent Third Lien Obligations and the Spinco Third Lien Obligations are hereby expressly made equal and pari passu in right of payment to each other at all times prior to the Cross-Collateral Release Date. Subject to Sections 2.01(e) and 3.03, the Third Lien Note Holders hereby agree among themselves that if any of them shall, at any time prior to the Cross-Collateral Release Date, whether by voluntary or mandatory payment (other than a payment the Third Lien Obligations made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Third Lien Note Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of fees and other amounts then due and owing to such Third Lien Note Holder under the Third Lien Note Documents (collectively, the “Aggregate Amounts Due” to such Third Lien Note Holder) that is greater than the proportion received by any other Third Lien Note Holder in respect of the Aggregate Amounts Due to such other Third Lien Note Holder, then the Third Lien Note Holder receiving such proportionately greater payment shall, unless such proportionately greater payment is required by the terms of this Agreement, (i) notify the Third Lien Collateral Agent and each other Third Lien Note Holder of the receipt of such payment and (ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Third Lien Note Holders so that all such recoveries of Aggregate Amounts Due shall be shared by all Third Lien Note Holders in proportion to the Aggregate Amounts Due to them; provided that (a) if all or part of such proportionately greater payment received by such purchasing Third Lien Note Holder is thereafter recovered from such Third Lien Note Holder upon the bankruptcy or reorganization of any Grantor or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Third Lien Note Holder ratably to the extent of such recovery, but without interest, (b) the foregoing provisions shall not apply to (1) any payment made by a Grantor pursuant to and in accordance with the express terms of this Agreement, (2) any payment obtained by a Third Lien Note Holder as consideration for the assignment of or the sale of a participation in any of its Third Lien Obligations to any assignee or participant permitted pursuant to the Third Lien Note Documents and any other document restricting such transfers (provided that no Spinco Third Lien Note Holder may transfer any of its Spinco Third Lien Obligations without transferring a pro rata portion of its Parent Third Lien Obligations, and no Parent Third Lien Note Holder may transfer any of its Parent Third Lien Obligations without transferring a pro rata portion of its Spinco Third Lien Obligations), (3) any payment obtained by a Parent Third Lien Note Holder as consideration payable under the Merger Agreement, (4) any payment obtained by any Third Lien Holder with the consent of the Third Lien Required Holders, or (5) any other payment obtained as permitted under Sections 2.01(e) and 3.03, and (c) the Third Lien Collateral Agent shall have no responsibility to enforce or otherwise ensure that any payment contemplated in this sentence is made by any Third Lien Note Holder or otherwise in accordance with the terms herein. Until the earliest of (i) the Discharge of Spinco Third Lien Obligations, (ii) the Cross-Collateral Release Date, and (iii) the consent of the Spinco Third Lien Required Holders, the Parent Third Lien Secured Parties will not accelerate for any reason the scheduled maturities of any amount owing under the Parent Third Lien Note Documents, except as otherwise permitted herein. Until the earliest of (i) the Discharge of Parent Third Lien Obligations, (ii) the Cross-Collateral Release Date, and (iii) the consent of the Parent Third Lien Required Holders, the Spinco Third Lien Secured Parties will not accelerate for any reason the scheduled maturities of any amount owing under the Spinco Third Lien Note Documents, except as otherwise permitted herein.

(d) Subject to Section 3.03, notwithstanding the date, manner or order of grant, attachment or perfection of any First Priority Lien, any Second Priority Lien or any Third Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Collateral Document or any other Note Document or any other circumstance whatsoever, (a) each of the Second Lien Secured Parties, and the Third Lien Secured Parties, hereby agrees, as applicable, that, so long as the Discharge of First Lien Obligations has not occurred, (i) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and Third

Priority Liens, and (ii) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party, or any Third Priority Lien now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens, and (b) each of the Third Lien Secured Parties hereby agrees that, (x) so long as the Discharge of Second Lien Obligations has not occurred, (i) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Third Priority Liens, and (ii) any Third Priority Lien now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Second Priority Liens, and (y) any Third Priority Lien now or hereafter held by or for the benefit of any Third Lien Secured Party shall be equal and pari passu in right, priority, operation, effect and all other respects to any and all other Third Priority Liens at all times prior to the Cross-Collateral Release Date. So long as the Discharge of First Lien Obligations has not occurred, the First Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens or Third Priority Liens for all purposes, whether or not any First Priority Liens are subordinated in any respect to any other Lien securing any other obligation of Parent, Company, Spinco, any other Grantor or any other Person. Subject to Section 3.03, so long as the Discharge of Second Lien Obligations has not occurred, the Second Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Third Priority Liens for all purposes, whether or not any Second Priority Liens are subordinated in any respect to any other Lien securing any other obligation of Parent, Company, Spinco, any other Grantor or any other Person. Subject to Section 3.03, the Parent Third Priority Liens and the Spinco Third Priority Liens shall be and remain pari passu to each other in right, priority, operation, effect and all other respects for all purposes, whether or not any Third Priority Liens are subordinated in any respect to any other Lien securing any other obligation of Parent, Company, Spinco, any other Grantor, or any other Person.

(e) Notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict or prohibit the taking, demand, or receipt of any of the following prior to the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, the Discharge of Parent Third Lien Obligations, or the Discharge of Spinco Third Lien Obligations: (1) any payment obtained by a Parent Third Lien Note Holder in connection with the exercise of the Acquiror Call Right and the transfer and/or assignment of the Parent Third Lien Notes in connection therewith, (2) the redemption of the Spinco Third Lien Notes immediately prior to the closing of the Merger in accordance with the Spinco Third Lien Purchase Agreement; (3) the exercise by the Noteholder Representative of the Holder Call Right in accordance with the Holder Call Right Agreement and the issuance to and receipt by the Spinco Third Lien Note Holders of any Capital Stock (as defined in the Spinco Third Lien Purchase Agreement) of Spinco in connection therewith, (4) the exercise by the Spinco Third Lien Note Holders of their rights to acquire the First Lien Notes and the Second Lien Notes pursuant to Section 3.01(g), (5) the exercise by the Spinco Third Lien Note Holders of their rights to consent to, prohibit or require the sale of the Spinco Assets in accordance with Section 3.03, (6) the redemption of the Spinco Third Lien Obligations with the Spinco Asset Net Proceeds in accordance with Section 3.03, (7) the receipt of the Spinco Assets Net Proceeds by the Spinco Third Lien Secured Parties in accordance with Section 3.03, in each case, together with the ability to enforce their respective rights in respect of the same; (8) the exercise by the Holders of any rights under the Merger Agreement; and (9) the exercise by any Holder of the rights under the Acquiror Note Purchase Agreement to which it is a party.

SECTION 2.02 Prohibition on Contesting Liens. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any First Priority Lien, Second Priority Lien or any Third Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any other First Lien Secured Party, or the Second Lien Collateral Agent or any other Second Lien Secured Party or the Third Lien Collateral Agent or any other Third Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the relative priority of Liens securing the First Lien Obligations, the Second Lien Obligations, and the Third Lien Obligations, as provided in Sections 2.01 and 3.01.

SECTION 2.03 No New Liens. None of the Grantors shall, or shall permit any of its subsidiaries to, (a) so long as the Discharge of First Lien Obligations has not occurred, (i) grant or permit any additional Liens on any asset to secure any Second Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations, the Third Lien Obligations at any time prior to the Cross-Collateral Release Date, and the Parent Third Lien Obligations at any time on and after the Cross-Collateral Release Date, (ii) grant or permit any additional Liens on any asset to secure any Parent Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations, the Second Lien Obligations, and, at any time prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations, (iii) grant or permit any additional Liens on any asset to secure any Spinco Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations, the Second Lien Obligations, and, at any time prior to the Cross-Collateral Release Date, the Parent Third Lien Obligations, or (iv) grant or permit any additional Liens on any asset to secure any First Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations, the Third Lien Obligations at any time prior to the Cross-Collateral Release Date, and the Parent Third Lien Obligations at any time on and after the Cross-Collateral Release Date, in each case, with each such Lien to be subject to the provisions of this Agreement; (b) after the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, (i) grant or permit any additional Liens on any asset to secure any Parent Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations and, at any time prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations, (ii) grant or permit any additional Liens on any asset to secure any Spinco Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations and, at any time prior to the Cross-Collateral Release Date, the Parent Third Lien Obligations, or (iii) grant or permit any additional Liens on any asset to secure any Second Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Third Lien Obligations at any time prior to the Cross-Collateral Release Date, and the Parent Third Lien Obligations at any time on and after the Cross-Collateral Release Date, in each case, with each such Lien to be subject to the provisions of this Agreement; and (c) after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, (i) grant or permit any additional Liens on any asset to secure any Parent Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Spinco Third Lien Obligations at any time prior to the Cross-Collateral Release Date, or (ii) grant or permit any additional Liens on any asset to secure any Spinco Third Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Parent Third Lien Obligations at any time prior to the Cross-Collateral Release Date. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Collateral Agent or the other First Lien Secured Parties, the Second Lien Collateral Agent or the other Second Lien Secured Parties, or the Third Lien Collateral Agent or the other Third Lien Secured Parties, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees (i) upon written notice by any Grantor or the Secured Party receiving such amount or distribution (which notice may conclusively be relied on as true), that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section shall be subject to Section 4.02; (ii) if the First Lien Collateral Agent or any First Lien Secured Party acquires any Lien on any assets of Parent, Company, Spinco or any other Grantor which assets are not also subject to the Lien of the Second Lien Collateral Agent under the Second Lien Collateral Documents and/or the Lien of the Third Lien Collateral Agent under the Third Lien Collateral Documents (to the extent required in the immediately preceding sentence), then without the need for any further action or consent of any other Person, the First Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the Second Lien Collateral Agent as security of the Second Lien Obligations, for the benefit of the Third Lien Collateral Agent as security for the Parent Third Lien Obligations prior to Cross-Collateral Release Date, and for the benefit of the Third Lien Collateral Agent as security for the Parent Third Lien Obligations on and after the Cross-Collateral Release Date, in each case subject to the lien subordination provisions set forth in this Agreement, (iii) if the Second Lien Collateral Agent or any Second Lien Secured Party acquires any Lien on any assets of Parent, Company, Spinco or any other Grantor which assets are not also subject to the Lien of the First Lien Collateral Agent under the First Lien Collateral Documents and/or the Lien of the Third Lien Collateral Agent under the Third Lien Collateral Documents (to the extent required in the immediately preceding sentence), then without the need for any further action or consent of any other Person, the Second Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the First Lien Collateral Agent as security of the First Lien

Obligations, for the benefit of the Third Lien Collateral Agent as security for the Third Lien Obligations prior to Cross-Collateral Release Date, and for the benefit of the Third Lien Collateral Agent as security for the Parent Third Lien Obligations on and after the Cross-Collateral Release Date, in each case subject to the lien subordination provisions set forth in this Agreement; (iv) if the Third Lien Collateral Agent or any Third Lien Secured Party acquires any Lien on any assets of Parent, Company, Spinco or any Grantor which assets are not also subject to the Lien of the First Lien Collateral Agent under the First Lien Collateral Documents and/or the Lien of the Second Lien Collateral Agent under the Second Lien Collateral Documents, then without the need for any further action or consent of any other Person, the Third Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the First Lien Collateral Agent as security of the First Lien Obligations and for the benefit of the Second Lien Collateral Agent as security for the Second Lien Obligations, in each case subject to the lien subordination provisions set forth in this Agreement; (v) if, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent or any other Parent Third Lien Secured Party acquires any Lien on any assets of Parent, Company, Spinco or any Grantor which assets are not also subject to the Lien of the Third Lien Collateral Agent under the Spinco Third Lien Collateral Documents, then without the need for any further action or consent of any other Person, the Third Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the Spinco Third Lien Secured parties as security for the Spinco Third Lien Obligations, subject to the lien priority provisions set forth in this Agreement; and (vi) if, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent or any Spinco Third Lien Secured Party acquires any Lien on any assets of Parent, Company, Spinco or any Grantor which assets are not also subject to the Lien of the Third Lien Collateral Agent under the Parent Third Lien Collateral Documents, then without the need for any further action or consent of any other Person, the Third Lien Collateral Agent shall be deemed to hold and have held such Lien for the benefit of the Parent Third Lien Secured Parties as security for the Parent Third Lien Obligations, subject to the lien priority provisions set forth in this Agreement. Notwithstanding anything in this Section 2.03 to the contrary, unless notified in writing by any Grantor, neither the First Lien Required Holders, the Second Lien Required Holders, the Parent Third Lien Required Holders or the Spinco Third Lien Required Holders, nor the First Lien Collateral Agent, the Second Lien Collateral Agent, or the Third Lien Collateral Agent shall be deemed to have knowledge of any action of the Grantor described in the first sentence of this Section 2.03 or action to be taken or deemed to have occurred pursuant to the second sentence of this Section 2.03.

SECTION 2.04 Similar Liens and Agreements. Subject to Section 3.03, the parties hereto acknowledge and agree that it is their intention (i) that the First Lien Collateral and Second Lien Collateral be identical at all times, (ii) that the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical at all times prior to the Cross-Collateral Release Date, (iii) that the First Lien Collateral, the Second Lien Collateral and the Parent Third Lien Collateral be identical at all times on and after the Cross-Collateral Release Date, except that on and after the Cross-Collateral Release Date, the Parent Third Lien Collateral shall not include the Spinco Assets, and (iv) that the First Lien Collateral, the Second Lien Collateral and the Spinco Third Lien Collateral be identical at all times on and after the Cross-Collateral Release Date, except that on and after the Cross-Collateral Release Date, the Spinco Third Lien Collateral shall not include the First Lien Collateral (other than the Spinco Assets), the Second Lien Collateral (other than the Spinco Assets), or the Parent Third Lien Collateral. In furtherance of the foregoing, the parties hereto agree:

(a) to cooperate in good faith in order to determine, upon any reasonable request by the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent, the specific assets included in the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the First Priority Liens, the Second Priority Liens and the Third Priority Liens thereon and the identity of the respective parties obligated under the First Lien Note Documents, the Second Lien Note Documents and the Third Lien Note Documents; and

(b) that (i) the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens and (ii) the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the Third Lien Collateral and the Third Priority Liens, in each case, other than with respect to the first priority, second priority and third priority nature of the Liens created or evidenced thereunder, the obligations secured thereby, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement, provided that on and after the Cross-Collateral Release Date, the Spinco Third Lien Collateral shall not include the First Lien Collateral or the Second Lien Collateral, in each case other than the Spinco Assets, or the Parent Third Lien Collateral, and the Parent Third Lien Collateral shall not include the Spinco Assets.

ARTICLE III

Enforcement of Rights; Matters Relating to Collateral

SECTION 3.01 Exercise of Rights and Remedies. (a) Subject to Section 3.03, so long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the First Lien Collateral Agent and the other First Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party; provided that, notwithstanding the foregoing, (i) the Spinco Third Lien Supermajority Holders have the sole and exclusive right to consent to, prohibit, and require the sale of the Spinco Assets in accordance with Section 3.03 whether or not the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, the Discharge of Parent Third Lien Obligations, or the Cross-Collateral Release Date has occurred, (ii) in any Insolvency or Liquidation Proceeding, (A) the Second Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Second Lien Obligations and the Second Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement and (B) the Third Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Third Lien Obligations and the Third Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement; (iii) each of the Second Lien Collateral Agent and Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Second Priority Liens and Third Priority Liens, respectively, including bidding for or purchasing Collateral at any sale thereof (including, without limitation, by way of credit bidding), provided that no such action is, or could reasonably be expected to be, (A) adverse to the First Priority Liens or the rights of the First Lien Collateral Agent or any other First Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Second Priority Liens and Third Priority Liens provided in Section 3.04; (iv) the Second Lien Secured Parties and Third Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or Third Lien Secured Parties, respectively, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Second Lien Obligations and Third Lien Secured Parties, respectively, in each case, to the extent not inconsistent with the terms of this Agreement; (v) each of the Second Lien Collateral Agent, any Second Lien Secured Party, the Third Lien Collateral Agent and any Third Lien Secured Party may vote on a plan of reorganization (whether or not as a separate class from the First Lien Secured Parties) and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement; (vi) each of the Second Lien Note Holders and the Third Lien Note Holders may accelerate the Second Lien Obligations and the Third Lien Obligations pursuant to the terms of the Second Lien Note Documents and the Third Lien Note Documents, respectively; (vii) subject to Section 3.02(a), the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Standstill Period; (viii) the Second Lien Note Holders and the Third Lien Holders may exercise and enforce their rights under the Acquiror Note Purchase Agreement to which they are party; (ix) the Spinco Third Lien Note Holders may exercise and enforce their rights under the Holder Call Right Agreement; (x) the Spinco Third Lien Note Holders may exercise their rights, if any, as the holders of any Capital Stock (as defined in the Spinco Third Lien Purchase Agreement) of Spinco; (xi) the Parent Third Lien Note Holders may exercise and enforce their rights under the Acquiror Call Right Agreement; (xii) the Spinco Third Lien Note Holders may exercise and enforce their rights to acquire the First Lien Notes and the Second Lien Notes pursuant to Section 3.01(g); and (xiii) the Spinco Third Lien Obligations may be redeemed with the Spinco Assets Net Proceeds in accordance with Section 3.03 (the actions of the Second Lien Secured Parties described in this proviso being referred to herein as the “Second Lien Permitted Actions” and the actions of the Third Lien Secured Parties described in this proviso being referred to herein as the “Primary Third Lien Permitted Actions”).

Subject to Section 3.03 after the Discharge of First Lien Obligations and so long as the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Third Lien Collateral Agent or any other Third Lien Secured Party; provided that, notwithstanding the foregoing, (i) the Spinco Third Lien Supermajority Holders have the sole and exclusive right to consent to, prohibit, or require the sale of the Spinco Assets in accordance with Section 3.03 whether or not the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, the Discharge of Parent Third Lien Obligations, or the Cross-Collateral Release Date has occurred, (ii) in any Insolvency or Liquidation Proceeding, the Third Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Third Lien Obligations and the Third Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement; (iii) the Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Third Priority Liens, including bidding for or purchasing Collateral at any sale thereof (including, without limitation, by way of credit bidding), provided that no such action is, or could reasonably be expected to be, (A) adverse to the Second Priority Liens or the rights of the Second Lien Collateral Agent or any other Second Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Third Priority Liens provided in Section 3.04; (iv) the Third Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Third Lien Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Third Lien Secured Parties, in each case, to the extent not inconsistent with the terms of this Agreement; (v) each of the Third Lien Collateral Agent and any Third Lien Secured Party may vote on a plan of reorganization (whether or not as a separate class from the First Lien Secured Parties) and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement; (vi) the Third Lien Note Holders may accelerate the Third Lien Obligations pursuant to the terms of the Third Lien Note Documents; (vii) the Third Lien Holders may exercise and enforce their rights, if any, under the Merger Agreement and the Acquiror Note Purchase Agreements; (viii) the Spinco Third Lien Note Holders may exercise and enforce their rights under the Holder Call Right Agreement; (ix) the Spinco Third Lien Note Holders may exercise their rights, if any, as the holders of any Capital Stock (as defined in the Spinco Third Lien Purchase Agreement) of Spinco; (x) the Parent Third Lien Note Holders may exercise and enforce their rights under the Acquiror Call Right Agreement; (xi) the Spinco Third Lien Note Holders may exercise and enforce their rights to acquire the First Lien Notes and the Second Lien Notes pursuant to Section 3.01(g); and (xii) the Spinco Third Lien Obligations may be redeemed with the Spinco Assets Net Proceeds in accordance with Section 3.03 (the actions described in this proviso being referred to herein as the “Secondary Third Lien Permitted Actions”).

Subject to Section 3.03, after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations and so long as the Cross-Collateral Release Date has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Third Lien Collateral Agent and the other Parent Third Lien Secured Parties shall not, without the consent of the Spinco Third Lien Required Holders, and the Third Lien Collateral Agent and the other Spinco Third Lien Secured Parties shall not, without the consent of the Parent Third Lien Required Holders, enforce rights or exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding); provided that, notwithstanding the foregoing, (i) the Spinco Third Lien Supermajority Holders have the sole and exclusive right to consent to, prohibit or require the sale of the Spinco Assets in accordance with Section 3.03 whether or not the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, the Discharge of Parent Third Lien Obligations, or the Cross-Collateral Release Date has occurred; (ii) in any Insolvency or Liquidation Proceeding, the Third Lien Collateral Agent may file a proof of claim or statement of interest with respect to the Third Lien Obligations and the Third Lien Secured Parties may vote such claims to the extent not inconsistent with the terms of this Agreement; (iii) the Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Parent Third Priority Liens, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Spinco Third Priority Liens or the rights of any Spinco Third Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Parent Third Priority Liens provided in Section 3.04; (iv) the Third Lien Collateral Agent may take any action to perfect, preserve or protect the validity and enforceability of the Spinco Third Priority Liens, including bidding for or purchasing Collateral at any sale thereof (including, without limitation, by way of credit bidding), provided that no such action is, or could reasonably be expected to be, (A) adverse to the Parent Third Priority Liens or the rights of any Parent Third Lien Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Spinco Third Priority Liens provided in Section 3.04; (v) the Third Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Third Lien Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Third Lien Secured Parties, in each case, to the extent not inconsistent with the terms of this Agreement; (vi) each of the Third Lien Collateral Agent and any other Third Lien Secured Party may vote on a plan of reorganization (whether or not as a separate class from the First Lien Secured Parties) and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement; (vii) the Third Lien Note Holders may accelerate the Third Lien Obligations pursuant to the terms of the Third Lien Note Documents; (viii) the Third Lien Holders may exercise and enforce their rights under the Acquiror Note Purchase Agreements; (ix) the Spinco Third Lien Note Holders may exercise and enforce their rights under the Holder Call Right Agreement; (x) the Spinco Third Lien Note Holders may exercise their rights, if any, as the holders of any Capital Stock (as defined in the Spinco Third Lien Purchase Agreement) of Spinco; (xi) the Parent Third Lien Note Holders may exercise and enforce their rights under the Acquiror Call Right Agreement; (xii) the Spinco Third Lien Note Holders may exercise and enforce their rights to acquire the First Lien Notes and the Second Lien Notes pursuant to Section 3.01(g); and (xiii) the Spinco Third Lien Obligations may be redeemed with the Spinco Assets Net Proceeds in accordance with Section 3.03 (the actions described in this proviso being referred to herein as the “Tertiary Third Lien Permitted Actions” and, together with the Primary Third Lien Permitted Actions and the Secondary Third Lien Permitted Actions, the “Third Lien Permitted Actions”).

Except for the Second Lien Permitted Actions, unless and until the Discharge of First Lien Obligations has occurred, the sole right of the Second Lien Collateral Agent and the other Second Lien Secured Parties with respect to the Collateral shall be to receive a share of the proceeds of the Collateral, if any, after the Discharge of First Lien Obligations has occurred and in accordance with this Agreement, the other Second Lien Note Documents and applicable law.

Except for the Third Lien Permitted Actions, unless and until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, the sole right of the Third Lien Collateral Agent and the other Third Lien Secured Parties with respect to the Collateral shall be to receive a share of the proceeds of the Collateral, if any, after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred and in accordance with this Agreement, the other Third Lien Note Documents and applicable law.

(b) Subject to the limitations set forth herein, including Sections 3.01(a) and 3.03, in exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Note Documents and exercise remedies thereunder, all in such order and in such manner as they may be directed or direct, respectively, pursuant to the First Lien Collateral Documents. Subject to the limitations set forth herein, including Sections 3.01(a) and 3.03, such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The First Lien Collateral Agent agrees to provide at least five days’ prior written notice to the Second Lien Collateral Agent and the Third Lien Collateral Agent of its intention to foreclose upon or Dispose of any Collateral to the extent permitted herein.

(c) Subject to the limitations set forth herein, including Sections 3.01(a) and 3.03, in exercising rights and remedies with respect to the Collateral in accordance with this Agreement, the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Note Documents and exercise remedies thereunder, all in such order and in such manner as they may be directed or direct, respectively, pursuant to the Second Lien Collateral Documents. Subject to the limitations set forth herein, including Sections 3.01(a) and 3.03, such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The Second Lien Collateral Agent agrees to provide at least five days’ prior written notice to the Third Lien Collateral Agent of its intention to foreclose upon or Dispose of any Collateral to the extent permitted herein.

(d) The Second Lien Collateral Agent, on behalf of the other Second Lien Secured Parties, hereby acknowledges that no covenant, agreement or restriction contained in any Second Lien Collateral Document or any other Second Lien Note Document (other than this Agreement, the Acquiror Note Purchase Agreements and the Forbearance Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the other First Lien Note Documents.

(e) The Third Lien Collateral Agent, on behalf of the other Third Lien Secured Parties, hereby acknowledges that no covenant, agreement or restriction contained in any Third Lien Collateral Document or any other Third Lien Note Document (other than this Agreement, the Acquiror Note Purchase Agreements, the Acquiror Call Right Agreement and the Forbearance Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties, or the Second Lien Collateral Agent or the other Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement, the First Lien Note Documents and the Second Lien Note Documents.

(f) Notwithstanding anything in this Agreement to the contrary (but subject to Section 3.03), following the acceleration of the Indebtedness then outstanding under the First Lien Purchase Agreement (prompt notice of which shall be given by the First Lien Collateral Agent to the Second Lien Collateral Agent and the Third Lien Collateral Agent), the Second Lien Secured Parties may, at their sole expense and effort, upon notice to Company and the First Lien Collateral Agent, require the First Lien Secured Parties to transfer and assign to the Second Lien Secured Parties, without warranty or representation or recourse, all (but not less than all) of the First Lien Obligations; provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, and (y) the Second Lien Secured Parties shall have paid to the First Lien Collateral Agent, for the account of the First Lien Secured Parties, in immediately available funds, an amount equal to 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all applicable premiums plus all accrued and unpaid fees plus all the other First Lien Obligations then outstanding. In order to effectuate the foregoing, the First Lien Collateral Agent shall calculate, upon the written request of the Second Lien Collateral Agent from time to time, the amount in cash that would be necessary to purchase the First Lien Obligations.

(g) Notwithstanding anything in this Agreement to the contrary (but subject to both Section 3.03 and the transfer restrictions in the Acquiror Note Purchase Agreement), the Spinco Third Lien Supermajority Holders may, at their sole expense and effort, upon notice to Company, the First Lien Collateral Agent, the Second Lien Collateral Agent, and the Third Lien Collateral Agent, require the First Lien Secured Parties and the Second Lien Secured Parties to transfer and assign to the Spinco Third Lien Secured Parties, without warranty or representation or recourse, all (but not less than all) of the First Lien Obligations and the Second Lien Obligations; provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Spinco Third Lien Note Holders shall have paid (pro rata in accordance with the outstanding principal amounts of the respective Spinco Third Lien Notes) to the First Lien Collateral Agent and the Second Lien Collateral Agent, for the accounts of the First Lien Secured Parties and the Second Lien Secured Parties, respectively, in immediately available funds, an amount equal to 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all applicable premiums plus all accrued and unpaid fees plus all the other First Lien Obligations and the Second Lien Obligations, respectively, then outstanding, and (z) the First Lien Obligations and all Second Lien Obligations acquired by the Spinco Third Lien Note Holders shall remain subject to the Acquiror Note Purchase Agreements applicable thereto, provided that any consents required thereunder have been granted. In order to effectuate the foregoing, the First Lien Collateral Agent and the Second Lien Collateral Agent shall calculate, upon the written request of the Third Lien Collateral Agent from time to time, the amount in cash that would be necessary to purchase the First Lien Obligations and the Second Lien Obligations, respectively. For the avoidance of doubt, this provision shall not constitute a waiver of any right any Holder may have to restrict transfers as a party to any Acquiror Note Purchase Agreement.

SECTION 3.02 No Interference.

(a) Whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Secured Parties:

(i) will not, so long as the Discharge of First Lien Obligations has not occurred and subject to Section 3.03, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff and the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Lien Collateral Agent or any other Second Lien Secured Party is a party) or (B) commence or join with any person (other than the First Lien Collateral Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action), in each case, other than Second Lien Permitted Actions; provided, however, that the Second Lien Collateral Agent may enforce or exercise any or all such rights and remedies, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 180 days has elapsed since the date on which the Second Lien Collateral Agent has delivered to the First Lien Collateral Agent and the Third Lien Collateral Agent written notice of the acceleration of the Indebtedness then outstanding under the Second Lien Purchase Agreement (the “Standstill Period”); provided further, however, that notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Lien Collateral Agent or any other First Lien Secured Party shall have commenced, and shall be diligently pursuing, in good faith and in accordance with applicable law, the enforcement or exercise of any rights or remedies with respect to all or a material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Collateral Agent and the Third Lien Collateral Agent by the First Lien Collateral Agent), in each case, other than Second Lien Permitted Actions;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Collateral Agent or any other First Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Note Documents or otherwise, so long as such action, proceeding, enforcement or exercise is not prohibited hereunder and the Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(iii) will not contest, protest or object to any Third Lien Permitted Action by any Third Lien Secured Party;

(iv) subject to the Second Lien Secured Parties’ rights under clause (i) above, will not object to the forbearance by the First Lien Collateral Agent or any other First Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(v) will not, so long as the Discharge of First Lien Obligations has not occurred and except for Second Lien Permitted Actions and subject to Section 3.03, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to Collateral or any condemnation award (or deed in lieu of condemnation) relating to Collateral;

(vi) will not, except for Second Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Lien Note Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vii) will not, except for Second Lien Permitted Actions, object to the manner in which the First Lien Collateral Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party is, or could be, adverse to the interests of the Second Lien Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01; and

(viii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation or any First Lien Collateral Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(b) Whether or not any Insolvency or Liquidation Proceeding has been commenced, the Parent Third Lien Secured Parties:

(i) will not, so long as the Discharge of First Lien Obligations , the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date has not occurred, subject to Section 3.03, and except for the Third Lien Permitted Actions, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff and the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Third Lien Collateral Agent or any other Parent Third Lien Secured Party is a party) or (B) commence or join with any person (other than (i) the First Lien Collateral Agent, (ii) after the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, or (iii) after the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action), in each case, other than Third Lien Permitted Actions;

(ii) will not, except for Third Lien Permitted Actions, contest, protest or object to any foreclosure action or proceeding brought by the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party or Second Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Note Documents or Second Lien Note Documents, respectively, or otherwise, so long as such action, proceeding, enforcement, or exercise is not prohibited hereunder and the Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(iii) will not contest, protest or object to any Third Lien Permitted Action by any Spinco Third Lien Secured Party, or, after the Cross-Collateral Release Date, protest or object to any foreclosure action or proceeding brought by the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party or any other enforcement or exercise by any Spinco Third Lien Secured Party of any rights or remedies relating to the Spinco Third Lien Collateral under the Spinco Third Lien Note Documents or otherwise;

(iv) will not object to the forbearance by the First Lien Collateral Agent, any other First Lien Secured Parties, the Second Lien Collateral Agent, any other Second Lien Secured Parties, the Third Lien Collateral Agent, or any other Spinco Third Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(v) will not, so long as the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date has not occurred, and except for the Third Lien Permitted Actions and subject to Section 3.03, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to Collateral or any condemnation award (or deed in lieu of condemnation) relating to Collateral;

(vi) will not, except for the Third Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Lien Note Documents, Second Lien Note Documents, or the Spinco Third Lien Note Documents including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vii) will not, except for the Third Lien Permitted Actions, object to the manner in which (A) the First Lien Collateral Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, or (B) the Second Lien Collateral Agent or any other Second Lien Secured Party may seek to enforce or collect the Second Lien Obligations or the Second Priority Liens, in each case regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party, or Second Lien Collateral Agent or any other Second Lien Secured Party is, or could be, adverse to the interests of the Third Lien Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(viii) on and after the Cross-Collateral Release Date, will not, except for the Third Lien Permitted Actions, object to the manner in which the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party may seek to enforce or collect the Spinco Third Lien Obligations or the Spinco Third Priority Liens, in each case regardless of whether any action or failure to act by or on behalf of the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party is, or could be, adverse to the interests of the Third Lien Secured Parties, and will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(ix) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation, any First Lien Collateral Document, any Second Lien Obligation, any Second Lien Collateral Document, any Spinco Third Lien Obligation, or any Spinco Third Lien Collateral Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(c) Subject to Section 3.03, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Spinco Third Lien Secured Parties:

(i) will not, so long as the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date has not occurred, and except for the Third Lien Permitted Actions, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff and the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party is a party) or (B) commence or join with any person (other than (i) the First Lien Collateral Agent, (ii) after the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, or (iii) after the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action), in each case, other than Third Lien Permitted Actions;

(ii) will not, except for the Third Lien Permitted Actions, contest, protest or object to any foreclosure action or proceeding brought by the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party or Second Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Note Documents or Second Lien Note Documents, respectively, or otherwise, so long as such action, proceeding, enforcement or exercise is not prohibited hereunder and the Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(iii) will not contest, protest or object to any Third Lien Permitted Action by any Parent Third Lien Secured Party, or, after the Cross-Collateral Release Date, protest or object to any foreclosure action or proceeding brought by the Third Lien Collateral Agent or any other Parent Third Lien Secured Party or any other enforcement or exercise by any Parent Third Lien Secured Party of any rights or remedies relating to the Collateral under the Parent Third Lien Note Documents or otherwise;

(iv) will not object to the forbearance by the First Lien Collateral Agent, any other First Lien Secured Parties, the Second Lien Collateral Agent, any other Second Lien Secured Parties, the Third Lien Collateral Agent, or any other Parent Third Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(v) will not, so long as the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date has not occurred, and except for the Third Lien Permitted Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to Collateral or any condemnation award (or deed in lieu of condemnation) relating to Collateral;

(vi) will not, except for the Third Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of remedies under the First Lien Note Documents, Second Lien Note Documents, or the Parent Third Lien Note Documents including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vii) will not, except for the Third Lien Permitted Actions, object to the manner in which (A) the First Lien Collateral Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, or (B) the Second Lien Collateral Agent or any other Second Lien Secured Party may seek to enforce or collect the Second Lien Obligations or the Second Priority Liens, in each case regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party, or Second Lien Collateral Agent or any other Second Lien Secured Party is, or could be, adverse to the interests of the Third Lien Secured Parties, and will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law, so long as Third Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;

(viii) on and after the Cross-Collateral Release Date, will not, except for the Third Lien Permitted Actions, object to the manner in which the Third Lien Collateral Agent or any other Parent Third Lien Secured Party may seek to enforce or collect the Parent Third Lien Obligations or the Parent Third Priority Liens, in each case regardless of whether any action or failure to act by or on behalf of the Third Lien Collateral Agent or any other Parent Third Lien Secured Party is, or could be, adverse to the interests of the Third Lien Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(ix) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation, any First Lien Collateral Document, any Second Lien Obligation, any Second Lien Collateral Document, any Parent Third Lien Obligation, or any Parent Third Lien Collateral Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(d) Nothing in this Agreement (other than Section 3.03) shall be construed to in any way limit or impair the right of (i) any of the Second Lien Secured Parties or Third Lien Secured Parties to bid for or purchase for cash the Collateral at any private or judicial foreclosure upon such Collateral, (ii) the Second Lien Collateral Agent, any Second Lien Secured Party, the Third Lien Collateral Agent or any Third Lien Secured Party from joining (but not controlling) any foreclosure or other judicial lien proceeding with respect to the Collateral initiated by the First Lien Collateral Agent or any First Lien Secured Party (and to the extent permitted by the terms of this Agreement, the Second Lien Collateral Agent or any Second Lien Secured Party) so long as it does not delay or interfere in any material respect with the exercise by the First Lien Collateral Agent or such First Lien Secured Party (or to extent permitted by the terms of this Agreement, the exercise by the Second Lien Collateral Agent or such Second Lien Secured Party) of its rights as provided in this Agreement, (iii) the Second Lien Secured Parties to receive any remaining proceeds of the Collateral after the Discharge of First Lien Obligations and (iv) the Third Lien Secured Parties to receive any remaining proceeds of the Collateral after the Discharge of Second Lien Obligations, subject to the ratable sharing provisions set forth in Section 2.01(c).

SECTION 3.03 Sale of Spinco Assets.

(a) Notwithstanding anything herein or in the other Note Documents to the contrary, the Spinco Third Lien Supermajority Holders shall have the sole and exclusive right to consent to, prohibit or require the sale of the Spinco Assets, in accordance with the terms of the Spinco Third Lien Purchase Agreement, whether or not the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, the Discharge of Parent Third Lien Obligations, or the Cross-Collateral Release Date has occurred, and no consent of the First Lien Secured Parties, the Second Lien Secured Parties or the Parent Third Lien Secured Parties shall be required in connection therewith.

(b) Notwithstanding anything herein or in the other Note Documents to the contrary, concurrently with the occurrence of any Spinco Disposition, Spinco and the Company shall cause the Spinco Assets Net Proceeds of such Spinco Disposition to be transferred free and clear of Liens (other than Liens in favor of the Third Lien Collateral Agent to secure the Spinco Third Priority Obligations) by the applicable acquirer, payor or other counterparty directly to the Spinco Dispositions Proceeds Account on behalf of the Spinco Third Lien Note Holders. In the event any Spinco Assets Net Proceeds are received by Parent or any of its subsidiaries, Parent or such subsidiary shall immediately transfer such proceeds, in the form received and free and clear of Liens (other than Liens in favor of the Third Lien Collateral Agent to secure the Spinco Third Lien Obligations), to the Spinco Dispositions Proceeds Account on behalf of the Spinco Third Lien Note Holders. The Third Lien Collateral Agent shall hold such Spinco Assets Net Proceeds in the Spinco Dispositions Proceeds Account and, at the written direction of the Spinco Third Lien Supermajority Holders to Spinco and the Third Lien Collateral Agent, either: (i) (A) Spinco shall redeem all or any portion of the Spinco Third Lien Obligations then outstanding in an aggregate amount not to exceed $250,000,000 and any Spinco Assets Net Proceeds not applied to redeem the Spinco Third Lien Obligations will be held in accordance with the succeeding clause (ii) and (B) the Third Lien Collateral Agent will hold legal title to such Spinco Assets Net Proceeds on behalf of the Spinco Third Lien Note Holders in accordance with Sections 3.01(f) and 4.06(s) of the Third Lien Collateral Agency Agreement until the Spinco Proceeds Release Date; or (ii) Spinco will not redeem the Spinco Third Lien Obligations and such Spinco Assets Net Proceeds will be held by the Third Lien Collateral Agent in the Spinco Dispositions Proceeds Account as Spinco Third Lien Collateral subject to the terms of this Agreement until the Spinco Proceeds Release Date; provided that, if the Third Lien Collateral Agent receives no written direction from the Spinco Third Lien Supermajority Holders on or prior to the date on which the Third Lien Collateral Agent receives such Spinco Assets Net Proceeds, the foregoing clause (i) will apply. Notwithstanding anything in this Agreement or any other Note Document to the contrary, (1) the Spinco Assets Net Proceeds may be held as cash collateral in accordance with this Section 3.03(a) irrespective of whether the value of such Spinco Assets Net Proceeds exceeds at any time the outstanding amount of the Spinco Third Lien Obligations and (2) in no event will any such Spinco Assets Net Proceeds be applied to any Parent Third Lien Obligations.

(c) Upon the occurrence of the Spinco Proceeds Release Date, (i) to the extent the Spinco Third Lien Obligations were not previously redeemed, the Spinco Third Lien Obligations shall be automatically redeemed as of such date on a pro rata basis, in accordance with Section 8.2 of the Spinco Third Lien Purchase Agreement, and (ii) upon receipt by the Third Lien Collateral Agent of written direction from the Spinco Third Lien Supermajority Holders certifying that the Spinco Proceeds Release Date has occurred, the Spinco Assets Net Proceeds shall be distributed by the Third Lien Collateral Agent to the Spinco Third Lien Note Holders as promptly as practicable; provided that (A) if the Spinco Proceeds Release Date occurs as described in clause (iii) of the definition thereof (as certified to the Third Lien Collateral Agent by the Spinco Third Lien Supermajority Holders), the Spinco Assets Net Proceeds shall be distributed on a pro rata basis to the Parent Third Lien Note Holders on account of the Parent Third Lien Obligations and to the Spinco Third Lien Holders on account of the Spinco Third Lien Obligations; (B) if the Spinco Proceeds Release Date occurs (other than as described in clause (iii) of the definition thereof as certified to the Collateral Agent by the Spinco Supermajority Holders) substantially simultaneously with the exercise of the Holder Call Right, upon receipt by the Third Lien Collateral Agent of an Officer’s Certificate of Spinco certifying that the Holder Call Right has been exercised, deliver the Spinco Assets Net Proceeds (in the form received by the Third Lien Collateral Agent) to Spinco (for distribution to the holders of Spinco’s Capital Stock (as defined in the Spinco Third Lien Purchase Agreement) in accordance with Section 2.1 of the Governance Agreement ratably in accordance with each such holder’s Call Date Note Amount (as defined in the Holder Call Right Agreement) and, if the Spinco Proceeds Release Date occurs as described in clause (iii) of the definition thereof, also to the Parent Third Lien Note Holders ratably on account of the Parent Third Lien Obligations) as promptly as practicable; and (C) if the Holder Call Right is exercised prior to the Spinco Proceeds Release Date, the Third Lien Collateral Agent shall, upon receipt by the Third Lien Collateral Agent of an Officer’s Certificate of Issuer certifying that the Holder Call Right has been exercised, deliver the Spinco Assets Net Proceeds (in the form received by the Third Lien Collateral Agent) to the Escrow Agent (as defined in the Company Escrow Agreement) to be initially held in the Company Escrow Account (as defined in the Company Escrow Agreement), subject to the Intercreditor Agreement and the Company Escrow Agreement, and distributed in accordance with the Company Escrow Agreement. In the event such Spinco Assets Net Proceeds are received by the Third Lien Collateral Agent in the form of securities rather than cash, (x) the value of such securities for purposes of determining the redemption price will be the value of such securities, as reasonably determined by Spinco Third Lien Supermajority Holders, as of 5:00 p.m. New York City time on the day prior to the date on which the agreement to enter into such transaction was executed, (y) the Third Lien Collateral Agent will sell or distribute such securities at the written direction of the Spinco Third Lien Supermajority Holders and (z) such securities and, as applicable, the proceeds from the sale of such securities, shall constitute Spinco Assets Net Proceeds to be held and distributed by the Third Lien Collateral Agent in accordance with this Section 3.03(c). In the event that both the Merger Agreement and the Acquiror Call Right Agreement have terminated or expired in accordance with their terms prior to the date the Holder Call Right is exercised and so long as the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has not occurred, absent the written consent of the First Lien Required Holders (if the Discharge of First Lien Obligations has not occurred) and the Second Lien Required Holders (if the Discharge of Second Lien Obligations has not occurred), the Spinco Assets Net Proceeds shall be applied in accordance with Section 4.01 without reference to Section 3.03(b). Notwithstanding anything in this Agreement or any other Note Document to the contrary, such Spinco Assets Net Proceeds may be held by the Third Collateral Agent in accordance with this Section 3.03(c) irrespective of whether the value of such Spinco Assets Net Proceeds exceeds at any time the outstanding amount of the Spinco Third Lien Obligations. In no event shall the Third Lien Collateral Agent be responsible or liable for the manner in which such securities are sold or the value of such securities received from any sale. Such securities shall be sold without representation or warranty through a public or private sale and the Third Lien Collateral Agent shall not be responsible for any compliance with state or federal securities laws. The Collateral Agent may require appropriate representations from any prospective purchasers of such securities regarding applicable securities laws. For the avoidance of doubt, the Third Lien Collateral Agent shall be deemed to have no knowledge of the occurrence of the Spinco Proceeds Release Date absent written certification of such occurrence from the Spinco Third Lien Supermajority Holders and the Third Lien Collateral Agent can conclusively rely on such notification and shall incur no liability for such reliance.

(d) If, after the Cross-Collateral Release Date, all or part of any payment received by the First Lien Note Holders or the Second Lien Note Holders in respect of the First Lien Obligations or the Second Lien Obligations, respectively, is thereafter recovered from such First Lien Note Holder or Second Lien Note Holder upon the bankruptcy or reorganization of Spinco or any other Grantor or otherwise, the Spinco Assets Net Proceeds distributed to the Spinco Third Lien Note Holders shall be rescinded and such Spinco Assets Net Proceeds shall be returned by the Spinco Third Lien Note Holders ratably to the extent of such recovery but without interest to the First Lien Collateral Agent for application in accordance with this Agreement. So long as the Holder Call Right has not been exercised in accordance with the Holder Call Right Agreement, the Spinco Third Lien Obligations shall be increased by any amount returned by the Spinco Third Lien Holders pursuant to the immediately preceding sentence.

SECTION 3.04 Automatic Release of Second Priority Liens and Third Priority Liens. (a) If, in connection with (i) any Disposition of any Collateral permitted under the terms of the First Lien Note Documents (including following any waiver granted to permit such Disposition) or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Lien Collateral Agent,

for itself and on behalf of the other First Lien Secured Parties, (x) releases any of the First Priority Liens, or (y) releases Parent or any Guarantor from its obligations under its guarantee of the First Lien Obligations (in each case, a “First Lien Release”), other than any such First Lien Release granted in connection with the Discharge of First Lien Obligations then, subject to Sections 3.04(c) and (d), the Second Priority Liens and Third Priority Liens on such Collateral, and the obligations of Parent or such Guarantor under its guarantee of the Second Lien Obligations and the obligations of such Guarantor under its guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released, and each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall promptly execute and deliver to the First Lien Collateral Agent, the relevant Grantor, such Guarantor or Parent, as the case may be, such termination statements, releases and other documents provided to it as the First Lien Collateral Agent or the relevant Grantor, Guarantor or Parent, as the case may be, may reasonably request in writing to effectively confirm such First Lien Release and each of the Second Lien Collateral Agent and the Third Lien Collateral Agent shall be entitled to conclusively rely on such written request; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral), the Second Priority Liens and Third Priority Liens shall not be so released if such Disposition is prohibited under the terms of the Second Lien Purchase Agreement and the Third Lien Purchase Agreements, respectively; provided further that nothing in this Section 3.04(a) shall require a release of Third Priority Liens on the Spinco Assets absent the consent of the Spinco Third Lien Supermajority Holders.

(b) After the Discharge of First Lien Obligations has occurred, if, in connection with (i) any Disposition of any Collateral permitted under the terms of the Second Lien Note Documents (including following any waiver granted to permit such Disposition) or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, (x) releases any of the Second Priority Liens, or (y) releases any Guarantor from its obligations under its guarantee of the Second Lien Obligations (in each case, a “Second Lien Release”), other than any such Second Lien Release granted in connection with the Discharge of Second Lien Obligations then, subject to Sections 3.04(c) and (d), the Third Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the Third Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall promptly execute and deliver to the Second Lien Collateral Agent, the relevant Grantor or such Guarantor such termination statements, releases and other documents provided to it as the Second Lien Collateral Agent or the relevant Grantor or Guarantor may reasonably request in writing to effectively confirm such Second Lien Release and the Third Lien Collateral Agent shall be entitled to conclusively rely on such written request; provided that, in the case of a Disposition of Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral), the Third Priority Liens shall not be so released if such Disposition is prohibited under the terms of the Third Lien Purchase Agreements; provided further that nothing in this Section 3.04(a) shall require a release of Third Priority Liens on the Spinco Assets absent the consent of the Spinco Third Lien Supermajority Holders.

(c) In the event that the aggregate principal amount of notes outstanding under the First Lien Note Documents, at any time, is less than 15% of the sum of such amount and the aggregate principal amount of the notes outstanding under the Second Lien Note Documents (including any accrued PIK Amount (as defined in the Second Lien Purchase Agreement)), as notified to the Collateral Agents in writing, then any First Lien Release (other than (1) a First Lien Release in connection with a Disposition of Collateral in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral permitted hereunder, or (2) a First Lien Release permitted pursuant to each of the Purchase Agreements, as applicable) shall require the consent of the holders of First Lien Obligations and Second Lien Obligations representing in the aggregate more than 50% of the sum of (y) the aggregate principal amount of notes outstanding under the First Lien Note Documents and (z) the aggregate principal amount of the notes outstanding under the Second Lien Note Documents (including any accrued PIK Amount (as defined in the Second Lien Purchase Agreement)).

(d) After the Discharge of First Lien Obligations has occurred, in the event that the aggregate principal amount of notes outstanding under the Second Lien Note Documents (including any accrued PIK Amount (as defined in the Second Lien Purchase Agreement)), at any time, is less than 15% of the sum of such amount and the aggregate principal amount of the notes outstanding under the Third Lien Note Documents (including any accrued PIK Amount (as defined in the Third Lien Purchase Agreements)), as notified to the Second Lien Collateral Agent and the Third Lien Collateral Agent in writing, then any Second Lien Release (other than (1) a Second Lien Release in connection with a Disposition of Collateral in connection with the enforcement or exercise of any rights or remedies with respect to the Collateral permitted hereunder, or (2) a Second Lien Release permitted pursuant to each of the Purchase Agreements, as applicable) shall require the consent of the holders of Second Lien Obligations and Third Lien Obligations representing in the aggregate more than 50% of the sum of (x) the aggregate principal amount of notes under the Second Lien Note Documents (including any accrued PIK Amount (as defined in the Third Lien Purchase Agreements)), and (y) the aggregate principal amount of the notes outstanding under the Third Lien Note Documents (including any accrued PIK Amount (as defined in the Third Lien Purchase Agreements)).

(e) Until the Discharge of First Lien Obligations occurs, each of the Second Lien Note Holders and the Third Lien Note Holders hereby appoints the First Lien Collateral Agent, and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as the attorney-in-fact of each Second Lien Note Holders and Third Lien Note Holder, respectively, for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

(f) After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations occurs, each of the Third Note Holders hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, as the attorney-in-fact of each Third Lien Note Holder for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument necessary or advisable to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

(g) To the extent that the First Lien Collateral Agent or the First Lien Note Holders (i) have released any Lien on Collateral or Parent or any Guarantor from its obligation under its guaranty and such Liens or guaranty are later reinstated or (ii) obtain any new Liens or additional guarantees from Parent or any Guarantor, then the Second Lien Collateral Agent on behalf of itself and the Second Lien Secured Parties, the Third Lien Collateral Agent on behalf of itself and the other Parent Third Lien Secured Parties, and, before the Cross-Collateral Release Date, the Third Lien Collateral Agent on behalf of itself and the other Spinco Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be. Following the Discharge of First Lien Obligations, to the extent that the Second Lien Collateral Agent or the Second Lien Note Holders (i) have released any Lien on Collateral or Parent or any Guarantor from its obligation under its guaranty and such Liens or guaranty are later reinstated or (ii) obtain any new Liens or additional guarantees from Parent or any Guarantor, then the Third Lien Collateral Agent on behalf of itself and the other Parent Third Lien Secured Parties, and before the Cross-Collateral Release Date, the Third Lien Collateral Agent on behalf of itself and the other Spinco Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

SECTION 3.05 Insurance and Condemnation Awards.

(a) So long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent and the other First Lien Secured Parties shall have the exclusive right after the occurrence and during the continuance of an Event of Default (as defined in the First Lien Purchase Agreement), subject to the rights of the Grantors under the First Lien Note Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have the exclusive right after the occurrence and during the continuance of an Event of Default (as defined in the Second Lien Purchase Agreement), subject to the rights of the Grantors under the Second Lien Note Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. After the Discharge of First Lien Obligations and the

Discharge of Second Lien Obligations has occurred and so long as the Cross-Collateral Release Date has not occurred, the Third Lien Required Holders shall have the exclusive right after the occurrence and during the continuance of an Event of Default (as defined in either Third Lien Purchase Agreement), subject to the rights of the Grantors under the Third Lien Note Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. Notwithstanding anything in this Section 3.05(a) to the contrary, the Spinco Third Lien Supermajority Holders shall have the exclusive right after the occurrence and during the continuance of an Event of Default (as defined in any Purchase Agreement), subject to the rights of the Grantors under the Spinco Third Lien Note Documents, to settle and adjust claims in respect of the Spinco Assets under policies of insurance covering the Spinco Assets and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Spinco Assets whether or not the Discharge of First Lien Obligations, Discharge of Second Lien Obligations or Cross-Collateral Release Date has occurred.

(b) After the occurrence and during the continuance of an Event of Default (as defined in any Purchase Agreement), all proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Lien Obligations and subject to the rights of the Grantors under the First Lien Note Documents, be paid to the First Lien Collateral Agent for the benefit of First Lien Secured Parties pursuant to the terms of the First Lien Note Documents, (b) second, after the Discharge of First Lien Obligations has occurred, but prior to the Discharge of Second Lien Obligations and subject to the rights of the Grantors under the Second Lien Note Documents, be paid to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Note Documents, (c) third, after the Discharge of Second Lien Obligations and so long as the Cross-Collateral Release Date has not occurred and subject to the rights of the Grantors under the Third Lien Note Documents, be paid to the Third Lien Collateral Agent for the ratable benefit of the Third Lien Secured Parties pursuant to the terms of the Third Lien Note Documents and subject to Section 2.01(c), (d) fourth, after the Discharge of Second Lien Obligations and the Cross-Collateral Release Date has occurred and subject to the rights of the Grantors under the Third Lien Note Documents, be paid to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties who have a Lien on such Collateral pursuant to the terms of the Third Lien Note Documents, and (e) fifth, if no Third Lien Obligations are outstanding, be paid to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds in accordance with Section 4.02. After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations has occurred, if the Third Lien Collateral Agent or any other Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds in accordance with Section 4.02. After the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations and so long as the Cross-Collateral Release Date has not occurred, if the Third Lien Collateral Agent or any other Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds in accordance with Section 4.02. After the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date have occurred, if the Third Lien Collateral Agent or any other Parent Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in respect of the Spinco Third Lien Collateral, it shall transfer and pay over such proceeds to the Third Lien Collateral Agent for the benefit of the other Spinco Third Lien Secured Parties. After the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations, and the Cross-Collateral Release Date have occurred, if the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in respect of the Parent Third Lien Collateral, it shall transfer and pay over such proceeds to the Third Lien Collateral Agent for the benefit of the other Parent Third Lien Secured Parties.

ARTICLE IV

Payments

SECTION 4.01 Application of Proceeds. Except as provided in Section 3.03, so long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by the First Lien Collateral Agent in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as is specified in the First Lien Security Agreement. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any remaining Collateral and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as is specified in the Second Lien Security Agreement. After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, any Collateral or proceeds thereof received by the Second Lien Collateral Agent in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) shall be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as is specified in the Second Lien Purchase Agreement. After the Discharge of First Lien Obligations has occurred and upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall deliver to the Third Lien Collateral Agent any remaining Collateral and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Third Lien Collateral Agent (i) prior to the Cross-Collateral Release Date, ratably to the Third Lien Obligations and in such order as is specified in the Third Lien Collateral Agency Agreement, the Third Lien Security Agreements and in accordance with Section 2.01(c), and (ii) on and after the Cross-Collateral Release Date, to the Third Lien Obligations of the Third Lien Secured Parties having a Third Priority Lien on such Collateral and in such order as is specified in the applicable Third Lien Security Agreement.

SECTION 4.02 Payment Over.

(a) Except as provided in Section 3.03, so long as the Discharge of First Lien Obligations has not occurred, any payment or distribution of any Collateral, or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03), received by each of the Second Lien Collateral Agent or any other Second Lien Secured Party, or Third Lien Collateral Agent or any other Third Lien Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or otherwise in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations occurs, each of the Second Lien Note Holders and the Third Lien Collateral Note Holders hereby appoints the First Lien Collateral Agent, and any officer or agent of the First Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each Second Lien Note Holder and Third Lien Note Holder, respectively, for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

(b) Except as provided in Section 3.03, after the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, any payment or distribution or any Collateral, or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03), received by the Third Lien Collateral Agent or any other Third Lien Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or otherwise in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations occurs, the Third Lien Note Holders hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each Third Lien Note Holder for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

(c) Except as provided in Section 3.03, after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, any payment or distribution or any Collateral, or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.03), received by any Third Lien Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), or otherwise in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the Third Lien Collateral Agent for the benefit of the other Third Lien Secured Parties (to the extent and in the manner set forth in the Third Lien Collateral Agency Agreement) in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. All of the Third Lien Note Holders hereby appoint the Third Lien Collateral Agent, and any officer or agent of the Third Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each Third Lien Note Holder for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

ARTICLE V

Bailment and Sub-Agency for Perfection of Certain Security Interests

(a) The First Lien Collateral Agent agrees that if it shall at any time hold a First Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the First Lien Collateral Agent, or of agents or bailees of the First Lien Collateral Agent (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), the First Lien Collateral Agent shall, solely for the purpose of perfecting the Second Priority Liens granted under the Second Lien Note Documents and the Third Priority Liens granted under the Third Lien Note Documents and subject to the terms and conditions of this Article V, also hold such Pledged or Controlled Collateral for the benefit of the Second Lien Collateral Agent, and the Third Lien Collateral Agent, including for purposes of Section 9-313 and 8-301 of the Uniform Commercial Code.

(b) The Second Lien Collateral Agent agrees that if it shall at any time hold a Second Priority Lien on any Pledged or Controlled Collateral in the possession or under the control of the Second Lien Collateral Agent, or of agents or bailees of the Second Lien Collateral Agent, the Second Lien Collateral Agent shall, solely for the purpose of perfecting the Third Priority Liens granted under the Third Lien Note Documents and subject to the terms and conditions of this Article V, also hold such Pledged or Controlled Collateral for the benefit of the Parent Third Lien Secured Parties and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Secured Parties, including for purposes of Section 9-313 and 8-301 of the Uniform Commercial Code.

(c) The Third Lien Collateral Agent agrees that if it shall at any time hold a Third Priority Lien on any Pledged or Controlled Collateral in the possession or under the control of the Third Lien Collateral Agent, or of agents or bailees of the Third Lien Collateral Agent, the Third Lien Collateral Agent shall, solely for the purpose of perfecting the Third Priority Liens granted under the Third Lien Note Documents and subject to the terms and conditions of this Article V, hold such Pledged or Controlled Collateral for the benefit of the Parent Third Lien Secured Parties and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Secured Parties, including for purposes of Section 9-313 and 8-301 of the Uniform Commercial Code.

(d) So long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral, except with respect to the Spinco Assets, in accordance with the terms of this Agreement and the other First Lien Note Documents as if the Second Priority Liens and Third Priority Liens did not exist. The obligations and responsibilities of each of the First Lien Collateral Agent to the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee in accordance with this Article V. Without limiting the foregoing, the First Lien Collateral Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The First Lien Collateral Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Collateral Document or any other document, have a fiduciary relationship in respect of any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party.

(e) After the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral, except with respect to the Spinco Assets, in accordance with the terms of this Agreement and the other Second Lien Note Documents as if the Third Priority Liens did not exist. The obligations and responsibilities of the Second Lien Collateral Agent to the Third Lien Collateral Agent and the other Third Lien Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee in accordance with this Article V. Without limiting the foregoing, the Second Lien Collateral Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The Second Lien Collateral Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Collateral Document or any other document, have a fiduciary relationship in respect of any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party.

(f) After the Discharge of First Lien Obligations, the Discharge of the Second Lien Obligations, and the Cross-Collateral Release Date have occurred, (i) the Third Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other Parent Third Lien Note Documents as if the Spinco Third Priority Liens did not exist, and (ii) the Third Lien Collateral Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other Spinco Third Lien Note Documents as if the Parent Third Priority Liens did not exist.

(g) Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Second Lien Obligations are outstanding at such time, to the Second Lien Collateral Agent, (ii) if no Second Lien Obligations are outstanding at such time and the Third Lien Obligations are outstanding at such time, to the Third Lien Collateral Agent, and (iii) if no Second Lien Obligations or Third Lien Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the First Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Second Lien Collateral Agent to permit the Second Lien Collateral Agent to obtain, for the benefit of the Second Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral. In connection with any transfer under clause (ii) of the immediately preceding sentence, the First Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Third Lien Collateral Agent to permit the Third Lien Collateral Agent to obtain, for the benefit of the Third Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

(h) Upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Third Lien Obligations are outstanding at such time, to the Third Lien Collateral Agent, and (ii) if no Third Lien Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the Second Lien Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the Third Lien Collateral Agent to permit the Third Lien Collateral Agent to obtain, for the benefit of the Third Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

(i) Upon the occurrence of the Cross-Collateral Release Date, (i) the Lien of the Parent Third Lien Note Holders on any Spinco Assets shall terminate and the Third Lien Collateral Agent shall maintain possession and control of the Pledged or Controlled Collateral with respect to the Spinco Assets solely for the benefit of the other Spinco Third Lien Note Holders and (ii) the Lien of the Spinco Third Lien Note Holders on any Third Lien Collateral other than the Spinco Assets shall terminate and the Third Lien Collateral Agent shall maintain possession and control of the Pledged or Controlled Collateral within its possession or control with respect to the Third Lien Collateral other than the Spinco Assets solely for the benefit of the other Parent Third Lien Note Holders.

ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01 Finance and Sale Matters. (a) Until the Discharge of First Lien Obligations has occurred, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Lien Secured Parties and the Third Lien Secured Parties, as applicable:

(i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall oppose or object to such use of cash collateral;

(ii) will not oppose or object to any post-petition financing, whether provided by the First Lien Secured Parties or any other person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens securing any DIP Financing (“DIP Financing Liens”), unless the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, will subordinate the Second Priority Liens or Third Priority Liens, as applicable, to the First Priority Liens and the DIP Financing Liens on the terms of this Agreement; provided that the foregoing shall not prevent any of the Second Lien Secured Parties or the Third Lien Secured Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction;

(iii) except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

(iv) will not oppose or object to any Disposition of any Collateral free and clear of the Second Priority Liens or the Third Priority Liens, as applicable, or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall consent to such Disposition.

(b) After the Discharge of First Lien Obligations has occurred and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Third Lien Secured Parties:

(i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall oppose or object to such use of cash collateral;

(ii) will not oppose or object to any DIP Financing or any DIP Financing Liens, unless the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the Second Priority Liens, the Third Lien Collateral Agent will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Priority Liens to the Second Priority Liens and the DIP Financing Liens on the terms of this Agreement; provided that the foregoing shall not prevent the Third Lien Secured Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction;

(iii) except to the extent permitted by paragraph (c) of this Section 6.01, in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

(iv) will not oppose or object to any Disposition of any Collateral free and clear of the Third Priority Liens or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the Second Lien Secured Parties, or a representative authorized by the Second Lien Secured Parties, shall consent to such Disposition.

(c) (i) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall contest, or support any other person in contesting, (A) any request by the First Lien Collateral Agent or any other First Lien Secured Party for adequate protection or (B) any objection, based on a claim of a lack of adequate protection, by the First Lien Collateral Agent or any other First Lien Secured Party to any motion, relief, action or proceeding, (ii) the Third Lien Collateral Agent, for itself and on behalf of the other Parent Third Lien Secured Parties, agrees that no Parent Third Lien Secured Party shall contest, or support any other person in contesting, (A) any request by the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party for adequate protection or (B) any objection, based on a claim of a lack of adequate protection, by the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Spinco Third Lien Secured Party to any motion, relief, action or proceeding, and (iii) the Third Lien Collateral Agent, for itself and on behalf of the other Spinco Third Lien Secured Parties, agrees that no Spinco Third Lien Secured Party shall contest, or support any other person in contesting, (A) any request by the First Lien Collateral Agent on behalf of any other First Lien Secured Party, the Second Lien Collateral Agent on behalf of any other Second Lien Secured Party, or the Third Lien Collateral Agent on behalf of any other Parent Third Lien Secured Party for adequate protection or (B) any objection, based on a claim of a lack of adequate protection, by the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party to any motion, relief, action or proceeding, or the Third Lien Collateral Agent or any other Parent Third Lien Secured Party. Notwithstanding the immediately preceding sentence, if, in connection with any DIP Financing or use of cash collateral, (A) any First Lien Secured Party is granted adequate protection in the form of additional collateral, each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, the Third Lien Collateral Agent, for itself and on behalf of the other Parent Third Lien Secured Parties, and, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent, for itself and on behalf of the other Spinco Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens and DIP Financing Liens on the same basis as the other Second Priority Liens and Third Priority Liens, as applicable, are subordinated to the First Priority Liens under this Agreement, (B) any Second Lien Secured Party is granted adequate protection in the form of additional collateral, the First Lien Collateral Agent shall, for itself and on behalf of the other First Lien Secured Parties, be granted adequate protection in the form of a Lien as security for the First Lien Obligations and for such DIP Financing, and the Third Lien Collateral Agent may, for itself and on behalf of the other Parent Third Lien Secured Parties, and, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent, for itself and on behalf of the other Spinco Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens, Second Priority Liens and DIP Financing Liens on the same basis as the other Third Priority Liens are subordinated to the First Priority Liens and Second Priority Liens under this Agreement, (C) any Parent Third Lien Secured Party is granted adequate protection in the form of additional collateral, each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall be granted adequate protection in the form of a Lien as security for the First Lien Obligations, Second Lien Obligations, and Spinco Third Lien Obligations, as applicable, and for such DIP Financing or (D) any Spinco Third Lien Secured Party is granted adequate protection in the form of additional collateral, each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and, prior to the Cross-Collateral Release Date, the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, shall be granted adequate protection in the form of a Lien as security for the First Lien

Obligations, Second Lien Obligations, and Parent Third Lien Obligations, as applicable, and for such DIP Financing.

SECTION 6.02 Relief from the Automatic Stay. (a) Each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, so long as the Discharge of First Lien Obligations has not occurred, no Second Lien Secured Party or Third Lien Secured Party shall, without the prior written consent of the First Lien Collateral Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien or Third Priority Lien, as applicable; provided that the Spinco Third Lien Supermajority Holders may seek or request relief from or modification of the automatic stay to permit the exercise of the Holder Call Right.

(b) The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that, (i) after the Discharge of First Lien Obligations has occurred and so long as the Discharge of Second Lien Obligations has not occurred, no Third Lien Secured Party shall, without the prior written consent of the Second Lien Collateral Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Third Priority Lien, and (ii) after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred and so long as the Cross-Collateral Release Date has not occurred, no Third Lien Secured Party shall, without the prior written consent of the Third Lien Required Holders, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Third Priority Lien; provided that the Spinco Third Lien Supermajority Holders may seek or request relief from or modification of the automatic stay to permit the exercise of the Holder Call Right.

SECTION 6.03 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 6.04 Post-Petition Interest. (a) The First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, agrees that no First Lien Secured Party shall oppose or seek to challenge any claim by (i) the Second Lien Collateral Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens, but without regard to the existence of the Third Priority Liens, on the Collateral) or (ii) the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Liens (it being understood and agreed that such value shall be determined by taking into account the First Priority Liens and Second Priority Liens on the Collateral) unless such claim is for cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding.

(b) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall oppose or seek to challenge any claim by (i) the First Lien Collateral Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens or Third Priority Liens on the Collateral) or (ii) the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Liens (it being understood and agreed that such value shall be determined by taking into account the First Priority Liens and Second Priority Liens on the Collateral) unless such claim is for cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding.

(c) The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that no Third Lien Secured Party shall oppose or seek to challenge any claim by (i) the First Lien Collateral Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens or Third Priority Liens on the Collateral), (ii) the Second Lien Collateral Agent or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens, but without regard to the existence of the Third Priority Liens, on the Collateral), or (iii) the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens and the Second Priority Liens, but without regard to the existence of the other Third Priority Liens, on the Collateral).

SECTION 6.05 Certain Waivers by the Second Lien Secured Parties and the Third Lien Secured Parties.

(a) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, waives any claim any Second Lien Secured Party may hereafter have against any First Lien Secured Party arising out of (a) the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) subject to Section 6.01, any cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding.

(b) The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, waives any claim any Third Lien Secured Party may hereafter have against any First Lien Secured Party, any Second Lien Secured Party, or, prior to the Cross-Collateral Release Date, any other Third Lien Secured Party, arising out of (a) the election by any First Lien Secured Party or Second Lien Secured Party, as applicable, of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) subject to Section 6.01, any cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding

SECTION 6.06 Certain Voting Matters. Each of the First Lien Collateral Agent on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties, agrees that, without the consent of the others, it will not seek to vote with any of the others as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding.

ARTICLE VII

Other Agreements

SECTION 7.01 Matters Relating to Note Documents. (a) Subject to the Acquiror Purchase Agreements and the Acquiror Call Agreement, the First Lien Note Documents may be amended, amended and restated, supplemented or otherwise modified in accordance with their terms without the consent of any Second Lien Secured Party or any Third Lien Secured Party; provided, however, that, without the consent of the Second Lien Required Holders and Third Lien Required Holders, no such amendment, supplement or modification shall (i) contravene any provision of this Agreement, (ii) result in any increase in the aggregate principal amount of Indebtedness outstanding under the First Lien Note Documents, (iii) increase the interest rate under the First Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate applicable under the First Lien Purchase Agreement) or (iv) extend the scheduled maturity date of the Indebtedness under the First Lien Purchase Agreement. Without prejudice to any rights of the Second Lien Note Holders under the Second Lien Purchase Agreement or the rights of the Third Lien Note

Holders under the Third Lien Purchase Agreements, Indebtedness under the First Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the Second Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the First Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under the First Lien Purchase Agreement and is no greater than that of the Indebtedness then outstanding under the Second Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B) and (C) above are not met, the Indebtedness under the First Lien Note Documents may not be Refinanced without the consent of the Second Lien Required Holders.

(b) Subject to the Acquiror Purchase Agreements and the Acquiror Call Agreement, prior to the Discharge of First Lien Obligations, without the prior written consent of the First Lien Required Holders, no Second Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Second Lien Note Document, would (i) contravene the provisions of this Agreement, (ii) increase the interest rate under the Second Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate), (iii) change to earlier dates any scheduled dates for payment of principal or of interest on Indebtedness under the Second Lien Note Documents, (iv) change the redemption, prepayment or defeasance provisions set forth in the Second Lien Note Documents in a manner adverse to the First Lien Secured Parties, (v) add to the Second Lien Collateral other than as specifically provided by this Agreement or (vi) otherwise materially increase the obligations of Parent, Company or the other Guarantors thereunder or confer additional rights on the Second Lien Secured Parties in a manner adverse to the First Lien Secured Parties. Without the prior written consent of the Third Lien Required Holders, no Second Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Second Lien Note Document, would increase the aggregate principal amount of Indebtedness outstanding under the Second Lien Note Documents to an amount greater than the sum of $224,000,000.00 (exclusive of interest paid in kind in accordance with the Second Lien Purchase Agreement); provided that, prior to the Discharge of First Lien Obligations, no amendment to the Second Lien Note Documents may increase the aggregate principal amount of Indebtedness outstanding under the Second Lien Note Documents. Without prejudice to any rights of the First Lien Note Holders under the First Lien Purchase Agreement or the rights of the Third Lien Note Holders under the Third Lien Purchase Agreements, Indebtedness under the Second Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the First Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the Second Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under the Second Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B) and (C) above are not met, the Indebtedness under the Second Lien Note Documents may not be Refinanced without the consent of the First Lien Required Holders.

(c) Without the prior written consent of the First Lien Required Holders, the Second Lien Required Holders, and, prior to the Cross-Collateral Release Date, the Third Lien Required Holders, no Third Lien Note Document may be amended, supplemented or otherwise modified, or entered into, to the extent such amendment, supplement or modification, or the terms of such new Third Lien Note Document, would (i) contravene the provisions of this Agreement, (ii) increase the interest rate under the Third Lien Note Documents (excluding increases resulting from the accrual of interest at the default rate), (iii) require any cash interest payments or change to earlier dates any scheduled dates for payment of principal or of interest on Indebtedness under the Third Lien Note Documents, (iv) change any default or event of default provisions set forth in the Third Lien Note Documents in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties, (v) change the redemption, prepayment or defeasance provisions set forth in the Third Lien Note Documents in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties, (vi) add to the Third Lien Collateral other than as specifically provided by this Agreement or (vii) otherwise materially increase the obligations of Parent, Company or the other note parties thereunder or confer additional rights on the Third Lien Secured Parties in a manner adverse to the First Lien Secured Parties or the Second Lien Secured Parties. Without prejudice to any rights of the First Lien

Note Holders under the First Lien Purchase Agreement, the Second Lien Note Holders under the Second Lien Purchase Agreement, and, prior to the Cross-Collateral Release Date, the rights of the Third Lien Note Holders under the Third Lien Purchase Agreement not being amended, supplemented, or otherwise modified, Indebtedness under the Third Lien Note Documents may be Refinanced if (A) the terms and conditions of such Refinancing Indebtedness are no less favorable in the aggregate to Parent, Company and the other note parties thereunder and to the First Lien Secured Parties, the Second Lien Secured Parties, and, prior to the Cross-Collateral Release Date, the other Third Lien Secured Parties than the terms and conditions of the Indebtedness then outstanding under the Third Lien Purchase Agreement, (B) the final maturity and the average life to maturity of such Refinancing Indebtedness is at least equal to that of the Indebtedness then outstanding under such Third Lien Purchase Agreement and (C) the holders of such Refinancing Indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. For the avoidance of doubt, if conditions (A), (B) and (C) above are not met, the Indebtedness under the Third Lien Note Documents may not be Refinanced without the consent of the First Lien Required Holders, the Second Lien Required Holders, prior to the Cross-Collateral Release Date, the Third Lien Required Holders.

(d) Parent, Company, Subsidiaries and the Second Lien Collateral Agent agree that any notes issued under the Second Lien Purchase Agreement and each Second Lien Collateral Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Required Holders. Parent, Company, Subsidiaries and the Second Lien Collateral Agent further agree that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral pursuant to this Agreement.

(e) Parent, Company, Spinco, the other Grantors and the Third Lien Collateral Agent agree that any notes issued under the Third Lien Purchase Agreements and each Third Lien Collateral Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Required Holders and Second Lien Required Holders. Parent, Company, Subsidiaries and the Third Lien Collateral Agent further agree that each Third Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent and Second Lien Collateral Agent may reasonably request to reflect the subordination of such Third Lien Mortgage to the First Lien Collateral Document and Second Lien Collateral Document covering such Collateral pursuant to this Agreement.

(f) In the event that the First Lien Collateral Agent or the other First Lien Secured Parties and the relevant Grantor enter into any amendment, amendment and restatement, supplement, modification, waiver or consent in respect of any of the First Lien Collateral Documents (other than this Agreement), then such amendment, amendment and restatement, supplement, modification, waiver or consent shall apply automatically to any comparable provisions of the applicable Comparable Second Lien Collateral Document and Comparable Third Lien Collateral Document, in each case, without the consent of any Second Lien Secured Party or Third Lien Secured Party and without any action by the Second Lien Collateral Agent, the Third Lien Collateral Agent, Parent, Company or any other Grantor; provided, that (i) no such amendment, modification, waiver or consent shall (A) remove assets subject to the Second Priority Liens or Third Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 3.04 and provided that there is a concurrent release of the corresponding First Priority Liens, (B) amend, modify or otherwise affect the rights or duties of either of the Second Lien Collateral Agent or the Third Lien Collateral Agent without its prior written consent, (C) permit Liens on the Collateral (other than DIP Financing Liens) which are not permitted under the terms of the Second Lien Note Documents or Third Lien Note Documents, (D) after the Cross-Collateral Release Date, subject the assets of Parent, Company, or any of their subsidiaries (other than the Spinco Assets), to the Spinco Third Priority Lien, or (E) after the Cross-Collateral Release Date, subject the Spinco Assets to the Parent Third Priority Lien, and (ii) notice of such amendment, amendment and restatement, supplement, modification, waiver or consent shall have been given to each of the Second Lien Collateral Agent and the Third Lien Collateral Agent no later than the tenth Business Day following the effective date of such amendment, amendment and restatement, supplement, modification, waiver or consent.

(g) In the event that the Second Lien Collateral Agent or the other Second Lien Secured Parties and the relevant Grantor enter into any amendment, amendment and restatement, supplement, modification, waiver or consent in respect of any of the Second Lien Collateral Documents (other than this Agreement), then such amendment, amendment and restatement, supplement, modification, waiver or consent shall apply automatically to any comparable provisions of the applicable Comparable Third Lien Collateral Document, in each case, without the consent of any Third Lien Secured Party and without any action by the Third Lien Collateral Agent, Parent, Company or any other Grantor; provided, that (i) no such amendment, amendment and restatement, supplement, modification, waiver or consent shall (A) remove assets subject to the Third Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 3.04 and provided that there is a concurrent release of the corresponding Second Priority Liens, (B) amend, modify or otherwise affect the rights or duties of either of the Third Lien Collateral Agent without its prior written consent, (C) permit Liens on the Collateral (other than DIP Financing Liens) which are not permitted under the terms of the Third Lien Note Documents, (D) after the Cross-Collateral Release Date, subject the assets of Parent, Company, or any of their subsidiaries (other than the Spinco Assets), to the Spinco Third Priority Lien, or (E) after the Cross-Collateral Release Date, subject the Spinco Assets to the Parent Third Priority Lien and (ii) notice of such amendment, amendment and restatement, supplement, modification waiver or consent shall have been given to the Third Lien Collateral Agent no later than the tenth Business Day following the effective date of such amendment, amendment and restatement, supplement, modification, waiver or consent.

(h) The First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties hereby consent to the execution and delivery by Parent, Company, Spinco, and their subsidiaries of the First Lien Purchase Agreement, the Second Lien Purchase Agreement, the Parent Third Lien Purchase Agreement, the Spinco Third Lien Purchase Agreement, the Parent Third Lien Guaranty, the Spinco Third Lien Guaranty, the First Lien Security Agreement, the Second Lien Security Agreement, the Parent Third Lien Security Agreement, the Spinco Third Lien Security Agreement, the First Lien Mortgage, the Second Lien Mortgage, the Parent Third Lien Mortgage, and the Spinco Third Lien Mortgage on the date hereof.

(i) Notwithstanding anything in this Section 7.01 to the contrary, in executing, or permitting any amendment, amendment and restatement, supplement, modification, waiver or consent, the First Lien Collateral Agent, Second Lien Collateral Agent, and Third Lien Collateral Agent shall each be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate or an Opinion of Counsel each stating that the execution of such amendment, amendment and restatement, supplement, modification, waiver or consent is authorized or permitted by the terms of this Agreement; it being expressly agreed and acknowledged that no further inquiry shall be required of the First Lien Collateral Agent, Second Lien Collateral Agent, and Third Lien Collateral Agent as to whether such amendment, modification or supplement is authorized or permitted by the terms of this Agreement or any other document referenced herein. The First Lien Collateral Agent, Second Lien Collateral Agent, and Third Lien Collateral Agent may, but shall not be obligated to, enter into any such amendment, amendment and restatement, supplement, modification, waiver or consent that affects it’s or their own rights, duties, liabilities or immunities under this Agreement or otherwise.

SECTION 7.02 Effect of Refinancing of Indebtedness Under the Note Documents.

(a) In the event that, substantially contemporaneously with the Discharge of First Lien Obligations, Company Refinances Indebtedness outstanding under the First Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the Second Lien Collateral Agent and the Third Lien Collateral Agent, at least five days prior to such Refinancing, written notice (the “First Lien Refinancing Notice”) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the “New First Lien Obligations”) shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the “New First Lien Note Documents”) shall automatically be treated as the First Lien Purchase Agreement and the First Lien Note Documents and, in the case of New First Lien Note Documents that are security documents, as the First Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New First Lien Note Documents (the “New First Lien Collateral Agent”) shall be deemed to be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a First Lien Refinancing Notice, which notice shall include the identity of the New First Lien Collateral Agent, the First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as

Company or such New First Lien Collateral Agent may reasonably request in order to provide to the New First Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New First Lien Collateral Agent is appointed to provide that the New First Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New First Lien Obligations are secured by assets of the Grantors that do not also secure the Second Lien Obligations, the Parent Third Lien Obligations, and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations, the applicable Grantors shall promptly grant a Second Priority Lien, a Parent Third Priority Lien, and prior to the Cross-Collateral Release Date, a Spinco Third Priority Lien, on such assets to secure the Second Priority Obligations, the Parent Third Lien Obligations, and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations, respectively.

(b) In the event that, substantially contemporaneously with the Discharge of Second Lien Obligations, Company Refinances Indebtedness outstanding under the Second Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the Third Lien Collateral Agent, at least five days prior to such Refinancing, written notice (the “Second Lien Refinancing Notice”) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the “New Second Lien Obligations”) shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the “New Second Lien Note Documents”) shall automatically be treated as the Second Lien Purchase Agreement and the Second Lien Note Documents and, in the case of New Second Lien Note Documents that are security documents, as the Second Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New Second Lien Note Documents (the “New Second Lien Collateral Agent”) shall be deemed to be the Second Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a Second Lien Refinancing Notice, which notice shall include the identity of the New Second Lien Collateral Agent, the Second Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Company or such New Second Lien Collateral Agent may reasonably request in order to provide to the New Second Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New Second Lien Collateral Agent is appointed to provide that the New Second Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New Second Lien Obligations are secured by assets of the Grantors that do not also secure the Parent Third Lien Obligations, and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations, the applicable Grantors shall promptly grant a Parent Third Priority Lien and, prior to the Cross-Collateral Release Date, a Spinco Third Priority Lien on such assets to secure the Parent Third Lien Obligations and, prior to the Cross-Collateral Release Date, the Spinco Third Lien Obligations respectively.

(c) Prior to the Discharge of First Lien Obligations and Second Lien Obligations, in the event that, substantially contemporaneously with the Discharge of Third Lien Obligations, Company Refinances Indebtedness outstanding under the Third Lien Note Documents and provided that (i) such Refinancing is permitted hereby and (ii) Company gives to the other Collateral Agents, at least five days prior to such Refinancing, written notice (the “Third Lien Refinancing Notice”) electing the application of the provisions of this Section 7.02 to such Refinancing Indebtedness, then (A) such Discharge of Third Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the note or loan documents evidencing such Indebtedness (the “New Third Lien Obligations”) shall automatically be treated as Third Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the purchase agreement and the other note documents evidencing such Refinancing Indebtedness (the “New Third Lien Note Documents”) shall automatically be treated as a Third Lien Purchase Agreement and the Third Lien Note Documents and, in the case of New Third Lien Note Documents that are security documents, as the Third Lien Collateral Documents for all purposes of this Agreement and (D) the collateral agent under the New Third Lien Note Documents (the “New Third Lien Collateral Agent”) shall be deemed to be the Third Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a Third Lien Refinancing Notice, which notice shall include the identity of the New Third Lien Collateral Agent, the Third Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as Company or such New Third Lien Collateral Agent may reasonably request in order to provide to the New Third Lien Collateral Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Company shall cause the agreement, document or instrument pursuant to which the New Third Lien Collateral Agent is appointed to provide that the New Third Lien Collateral Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, prior to the Discharge of First Lien Obligations, if the New Third Lien Obligations are secured by assets of the Grantors that do not also secure the First Lien Obligations, the applicable Grantors shall promptly grant a First Priority Lien on such assets to secure the First Lien Obligations. In furtherance of Section 2.03, prior to the Discharge of Second Lien Obligations, if the New Third Lien Obligations are secured by assets of the Grantors that do not also secure the Second Lien Obligations, the applicable Grantors shall promptly grant a Second Priority Lien on such assets to secure the Second Lien Obligations. In furtherance of Section 2.03, prior to the Cross-Collateral Release Date, if the New Third Lien Obligations are secured by assets of the Grantors that do not also secure the other Third Lien Obligations, the applicable Grantors shall promptly grant a Third Priority Lien on such assets to secure the other Third Lien Obligations.

SECTION 7.03 No Waiver by Secured Parties.

(a) Other than with respect to the Second Lien Permitted Actions and Third Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any other First Lien Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party, including any request by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party for adequate protection or any exercise by the Second Lien Collateral Agent or any other Second Lien Secured Party, or the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Second Lien Note Documents or the Third Lien Note Documents, as applicable, or otherwise; provided, however, that the Second Lien Collateral Agent and the other Second Lien Secured Parties and the Third Lien Collateral Agent and any other Third Lien Secured Party shall not be entitled to request any cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding without the consent of the First Lien Collateral Agent.

(b) Other than with respect to the Third Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the Second Lien Collateral Agent or any other Second Lien Secured Party from, after the Discharge of First Lien Obligations has occurred, opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Third Lien Collateral Agent or any other Third Lien Secured Party, including any request by the Third Lien Collateral Agent or any other Third Lien Secured Party for adequate protection or any exercise by the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Third Lien Note Documents or otherwise; provided, however, that the Third Lien Collateral Agent and any other Third Lien Secured Party shall not be entitled to request any cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding without the consent of the First Lien Collateral Agent and the Second Lien Collateral Agent.

(c) Other than with respect to the Third Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the Third Lien Collateral Agent or any other Third Lien Secured Party from, after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred, opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Third Lien Collateral Agent or any other Third Lien Secured Party, including any request by the Third Lien Collateral Agent or any other Third Lien Secured Party for adequate protection or any exercise by the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Third Lien Note Documents or otherwise; provided, however, that the Third Lien Collateral Agent and any other Third Lien Secured Party shall not be entitled to request any cash payments of interest during the pendency of any Insolvency or Liquidation Proceeding without the consent of the Third Lien Required Holders.

SECTION 7.04 Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations previously made shall be rescinded for any reason whatsoever, then the First Lien Obligations, the

Second Lien Obligations, or the Third Lien Obligations as applicable, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties provided for herein.

SECTION 7.05 Further Assurances. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein. In the event that any person becomes a Guarantor after the date hereof, the Grantors party hereto shall cause such Guarantor to become a party hereto and execute and deliver to Collateral Agents a counterpart of this Agreement.

ARTICLE VIII

Representations and Warranties

SECTION 8.01 Representations and Warranties of Each Party. Each Secured Party represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

ARTICLE IX

No Reliance; No Liability; Obligations Absolute

SECTION 9.01 No Reliance; Information. Each Note Holder acknowledges that (a) it has, independently and without reliance upon, (i) in the case of the First Lien Secured Parties, any Second Lien Secured Party or Third Lien Secured Party, (ii) in the case of the Second Lien Secured Parties, any First Lien Secured Party or Third Lien Secured Party, and (iii) in the case of the Third Lien Secured Parties, any First Lien Secured Party, Second Lien Secured Party, or any other Third Lien Secured Party, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Note Documents to which they are party and (b) the respective Note Holders will, independently and without reliance upon, (i) in the case of the First Lien Secured Parties, any Second Lien Secured Party or Third Lien Secured Party, (ii) in the case of the Second Lien Secured Parties, any First Lien Secured Party or Third Lien Secured Party, and (iii) in the case of the Third Lien Secured Parties, any First Lien Secured Party, Second Lien Secured Party, or other Third Lien Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Note Document to which they are party. Each of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any other Secured Party, any information relating to the Parent, Company or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party undertakes at any time or from time to time to provide any such information to any other Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 9.02 No Warranties or Liability. (a) Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Third Lien Collateral Agent nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Third Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Each of the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the First Lien Collateral Agent nor any other First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Second Lien Collateral Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) Each of the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall have no express or implied duty to the First Lien Collateral Agent or any other First Lien Secured Party, and each of the First Lien Collateral Agent and the other First Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall have no express or implied duty to the Second Lien Collateral Agent or any other Second Lien Secured Party, and each of the First Lien Collateral Agent and the other First Lien Secured Parties, and the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have no express or implied duty to the Third Lien Collateral Agent or any other Third Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Note Document, any Second Lien Note Document and any Third Lien Note Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(c) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no First Lien Secured Party shall have any liability to the Second Lien Collateral Agent or any other Second Lien Secured Party, and hereby waives any claim against any First Lien Secured Party, arising out of any and all actions which the First Lien Collateral Agent or the other First Lien Secured Parties may take or permit or omit to take with respect to (i) the First Lien Note Documents (other than this Agreement), (ii) the collection of the First Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral. The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, agrees that no First Lien Secured Party or Second Lien Secured Party shall have any liability to the Third Lien Collateral Agent or any other Third Lien Secured Party, and hereby waives any claim against any First Lien Secured Party or Second Lien Secured Party, arising out of any and all actions which the First Lien Collateral Agent or the other First Lien Secured Parties, or the Second Lien Collateral agent or the Second Lien Secured Parties may take or permit or omit to take with respect to (i) the First Lien Note Documents or the Second Lien Note Documents (other than this Agreement), as applicable, (ii) the collection of the First Lien Obligations or the Second Lien Obligations, as applicable, or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

SECTION 9.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Collateral Agent and the other First Lien Secured Parties, the Second Lien Collateral Agent and the other Second Lien Secured Parties, and the Third Lien Collateral Agent and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Note Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.01, the Refinancing of), all or any portion of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, it being specifically acknowledged that a portion of the First Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the First Lien Obligations, Second Lien Obligations or Third Lien Obligations;

(d) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Note Document;

(e) the securing of any First Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or Guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any Guarantee securing any First Lien Obligations Second Lien Obligations or Third Lien Obligations; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, Parent, Company or any Guarantor in respect of the First Lien Obligations, the Second Lien Obligations or this Agreement, or any of the Second Lien Secured Parties or Third Lien Secured Parties in respect of this Agreement.

ARTICLE X

Miscellaneous

SECTION 10.01 Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or by nationally recognized overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to Parent, Company or any Guarantor, to it at 12670 High Bluffs Drive, San Diego, CA 92130, Attention: Frank Cassou Esq. (Fax No.: (858) 480-3112), with a copy to Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020, Attention: Marita Makinen, Esq.;

(b) if to the First Lien Collateral Agent, Second Lien Collateral Agent or Third Lien Collateral Agent, to Wilmington Trust, National Association at 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota, 55402, Attention: Nicholas Talley and Alecia Anderson.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or by nationally recognized overnight courier service or sent by fax or (except in the case of the Collateral Agents) on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. As agreed to among Parent, Company and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 10.02 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Note Documents (other than the Forbearance Agreement), the provisions of this Agreement shall control.

SECTION 10.03 Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

SECTION 10.04 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.05 Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.05, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Collateral Agent, the Second Lien Collateral Agent, the Third Lien Collateral Agent, and the Required Holders; provided that no such agreement shall amend, modify or otherwise affect the rights or obligations of any Grantor without such person’s prior written consent and delivery to each Collateral Agent of an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent to such amendment or modification have been complied with and such amendment or modification is authorized and permitted under the Note Documents. In no event shall any Collateral Agent be required to executed any amendment, waiver or notification which affects its rights, duties, obligations, or protections.

SECTION 10.06 Subrogation. The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred; provided, however, that, as between Parent, Company, Spinco and the other Grantors, on the one hand, and the Second Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Collateral Agent pursuant to this Agreement shall be deemed not to reduce any of the Second Lien Obligations unless and until the Discharge of First Lien Obligations shall have occurred and the First Lien Collateral Agent delivers any such payment to the Second Lien Collateral Agent. The Third Lien Collateral Agent, for itself and on behalf of the other Third Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred; provided, however, that, as between Parent, Company, Spinco and the other Grantors, on the one hand, and the Third Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Collateral Agent or the Second Lien Collateral Agent pursuant to this Agreement shall be deemed not to reduce any of the Third Lien Obligations unless and until the Discharge of First Lien Obligations and Discharge of Second Lien Obligations shall have occurred and the First Lien Collateral Agent or the Second Lien Collateral Agent delivers any such payment to the Third Lien Collateral Agent.

SECTION 10.07 Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.08 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.08.

SECTION 10.09 Parties in Interest; Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, Second Lien Secured Parties and Third Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other person shall have or be entitled to assert rights or benefits hereunder.

(b) As a condition to any Person becoming a successor First Lien Collateral Agent, the First Lien Note Holders shall cause such successor First Lien Collateral Agent to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a successor Second Lien Collateral Agent, the Second Lien Note Holders shall cause such successor Second Lien Collateral Agent to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a successor Third Lien Collateral Agent, the Third Lien Note Holders shall cause such successor Third Lien Collateral Agent to promptly execute a counterpart to this Agreement.

(c) As a condition to any Person becoming a Second Lien Note Holder, each Second Lien Note Holder shall cause its respective successors or assigns that become Second Lien Note Holders subsequent to the date hereof to promptly execute a counterpart to this Agreement. As a condition to any Person becoming a Third Lien Note Holder, each Third Lien Note Holder shall cause its respective successors or assigns that become Third Lien Note Holders subsequent to the date hereof to promptly execute a counterpart to this Agreement.

SECTION 10.10 Specific Performance. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

SECTION 10.11 Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.12 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10.13 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights among the First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties. None of Parent, Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Agreement, hereunder. Nothing in this Agreement is intended to or shall impair the obligations of Parent, Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 10.14 Control Agent. (a) The First Lien Collateral Agent, on behalf of each of the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of each of the Second Lien Secured Parties and the Third Lien Collateral Agent, on behalf of each of the Third Lien Secured Parties, each hereby appoints Wilmington as its agent (the “Control Agent”) for purposes of obtaining and perfecting any Lien on any Control Collateral (as defined below). Parent, Company and each Guarantor hereby grants to the Control Agent, for the benefit of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, a security interest in all of their respective Deposit Accounts and all proceeds thereof now owned or at any time hereafter acquired by Parent, Company or such Guarantor or in which Parent, Company or such Guarantor now has or at any time in the future may acquire any right, title or interest (the “Control Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all First Lien Obligations, Second Lien Obligations and Third Lien Obligations.

(b) It is agreed that distributions on account of or by virtue of such security interest in the Control Collateral are subject to the relative priorities and the other provisions set forth in this Agreement and that such grant to the Control Agent is in no manner intended to (or shall be deemed to) alter in any manner whatsoever (i) the distinct nature or character of each of the First Lien Obligations (and the accompanying First Lien Liens granted in the First Lien Collateral Documents), the Second Lien Obligations (and the accompanying Second Lien Liens granted in the Second Lien Collateral Documents), or the Third Lien Obligations (and the accompanying Third Lien Liens granted in the Third Lien Collateral Documents), (ii) subject to Section 3.03, the sole exclusive right of the First Lien Secured Parties to direct the Control Agent until the Discharge of First Lien Obligations has occurred with respect to the Control Collateral (including the disposition thereof, the exercise of rights and remedies with respect thereto and application of proceeds thereof), (iii) subject to Section 3.03, following the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, the sole exclusive right of the Second Lien Secured Parties to direct the Control Agent with respect to the Control Collateral (including the disposition thereof, the exercise of rights and remedies with respect thereto and application of proceeds thereof), and (iv) subject to Section 3.03, following the Discharge of Second Lien Obligations, the sole exclusive right of the Third Lien Secured Parties to direct the Control Agent with respect to the Control Collateral (including the disposition thereof, the exercise of rights and remedies with respect thereto and application of proceeds thereof).

(c) The Control Agent shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are afforded to the First Lien Collateral Agent under the First Lien Note Documents, the Second Lien Collateral Agent under the Second Lien Note Documents and the Third Lien Collateral Agent under the Third Lien Note Documents, all of which are incorporated herein mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. In the administration of this Agreement and performance of its powers hereunder, the Control Agent shall not be required to act hereunder unless it shall have received appropriate direction from the applicable Collateral Agent, as provided in this Agreement.

SECTION 10.15 Collateral Agent Role.

(a) Notwithstanding anything herein to the contrary, the First Lien Collateral Agent’s duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties hereunder but shall be required to act or to refrain from acting upon written instructions from the First Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such written instructions. Notwithstanding anything herein to the contrary, the Second Lien Collateral Agent’s duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties hereunder but shall be required to act or to refrain from acting upon written instructions from the Second Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such written instructions. Notwithstanding anything herein to the contrary, the Third Lien Collateral Agent’s duties under this Agreement are administrative only and it shall not be required under any circumstances to exercise discretion in the performance of its duties under but shall be required to act or to refrain from acting upon written instructions from the Third Lien Required Holders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with such written instructions. The Secured Parties understand and agree that the Collateral Agents hereunder are not administering any of the Purchase Agreements and with respect to the Discharge of First Lien Obligations or the Discharge of Second Lien Obligations or with respect to any other matter contained herein cannot represent and warrant or otherwise attest to the performance of any parties of any obligations contained therein. Each Secured Party hereunder hereby (i) acknowledges that Wilmington is acting hereunder in multiple capacities and for multiple parties and (ii) expressly waives any conflict of interest, now contemplated or hereafter arising, in connection therewith and agrees not to assert against Wilmington any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto.

(b) The First Lien Collateral Agent shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are contained in the First Lien Collateral Agency Agreement and the other First Lien Notes Documents, all of which are incorporated herein mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. In the administration of this Agreement and performance of its powers hereunder, the First Lien Collateral Agent shall not be required to act hereunder unless it shall have received appropriate direction from the applicable Holders of First Lien Notes, as provided in the First Lien Collateral Agency Agreement and the other First Lien Notes Documents.

(c) The Second Lien Collateral Agent shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are contained in the Second Lien Collateral Agency Agreement and the other Second Lien Notes Documents, all of which are incorporated herein mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. In the administration of this Agreement and performance of its powers hereunder, the Second Lien Collateral Agent shall not be required to act hereunder unless it shall have received appropriate direction from the applicable Holders of Second Lien Notes, as provided in the Second Lien Collateral Agency Agreement and the other Second Lien Notes Documents.

(d) The Third Lien Collateral Agent shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are contained in the Third Lien Collateral Agency Agreement and the other Third Lien Notes Documents, all of which are incorporated herein mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. In the administration of this Agreement and performance of its powers hereunder, the Third Lien Collateral Agent shall not be required to act hereunder unless it shall have received appropriate direction from the applicable Holders of Third Lien Notes, as provided in the Third Lien Collateral Agency Agreement and the other Third Lien Notes Documents.

SECTION 10.16 Termination Upon Merger. Upon consummation of the Merger, including (i) redemption of the First Lien Obligations and the Second Lien Obligations in full in cash, (ii) redemption of the Parent Third Lien Obligations in full and (iii) redemption of the Spinco Third Lien Obligations in full in exchange for one hundred percent (100%) of the Capital Stock (as defined in the Spinco Third Lien

Purchase Agreement) of Spinco, this Agreement shall automatically terminate and be of no further force or effect.

SECTION 10.17 Amendment and Restatement. The parties acknowledge and agree that this Agreement does not constitute a novation or termination of the obligations under the Original Agreement and that all such obligations are in all respects continued and outstanding as obligations under this Agreement except to the extent such obligations are modified from and after the date of this Agreement as provided in this Agreement.

SECTION 10.18 Forbearance Agreement. Each of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties acknowledge and agree that in the event of any conflict between this Agreement and the Forbearance Agreement, the Forbearance Agreement shall control. Notwithstanding anything herein to the contrary, this Agreement and the exercise of any right or remedy by the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties hereunder are subject to the provisions of the Forbearance Agreement.

SECTION 10.19 Action in Other Capacities. For the avoidance of doubt, nothing in this Agreement shall prohibit or restrict in any way the ability of the Acquiror or any Note Holder to take or not take any action in any capacity other than as a Note Holder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NEXTWAVE WIRELESS LLC

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	Treasurer

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	EVP & CFO

NEXTWAVE HOLDCO LLC

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	Treasurer

NEXTWAVE BROADBAND INC.,
NW SPECTRUM CO., AWS WIRELESS INC., WCS WIRELESS LICENSE SUBSIDIARY, LLC
NEXTWAVE METROPOLITAN INC.

By:	/s/ Francis J. Harding
Name:	Francis J. Harding
Title:	Authorized Signatory

FIRST LIEN HOLDERS

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC, its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By:	Avenue Capital Partners IV, LLC, its general partner
	By:	GL Partners IV, LLC, its managing member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.
By:	Avenue Capital Partners V, LLC, its general partner
	By:	GL Partners V, LLC, its managing member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

FIRST LIEN HOLDERS (cont.)

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS CORE OPPORTUNITIES LP

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS RECOVERY FUND LP

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS RECOVERY FUND OFFSHORE MASTER LP

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SECOND LIEN HOLDERS

AVENUE AIV US, L.P.
By:	Avenue AIV US Genpar, LLC its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

SECOND LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

PARENT THIRD LIEN HOLDERS

AVENUE-CDP GLOBAL OPPORTUNITIES FUND, L.P.
By: Avenue Global Opportunities Fund GenPar, LLC, its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.
By:	Avenue International Master Fund GenPar, Ltd., its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC, its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC, its general partner
By:	GL Partners IV, LLC, its managing member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

PARENT THIRD LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

PARENT THIRD LIEN HOLDERS (cont.)

MARIN-FINN LIVING TRUST QTIP TRUST UAD 07/04/01

By:	/s/ Kevin Finn
Name:	Kevin Finn
Title:	Trustee

PARENT THIRD LIEN HOLDERS (cont.)

ALDEN GLOBAL DISTRESSED OPPORTUNITIES MASTER FUND, L.P.

By:	Alden Global Capital Limited, its investment adviser

By:	Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

ALDEN GLOBAL VALUE RECOVERY MASTER FUND, L.P.

By:	Alden Global Capital Limited, its investment adviser

By:	Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

PARENT THIRD LIEN HOLDERS (cont.)

/s/ Douglas F. Manchester
Douglas F. Manchester

PARENT THIRD LIEN HOLDERS (cont.)

NAVATION INC.

By:	/s/ Allen Salmasi
Name:	Allen Salmasi
Title:	Chief Executive Officer

PARENT THIRD LIEN HOLDERS (cont.)

POLYGON RECOVERY FUND L.P.
By:	Polygon Global Partners LLP, its investment manager

By:	/s/ Reade Griffith
Name:	Reade Griffith
Title:	Principal

SPINCO THIRD LIEN HOLDERS

AVENUE-CDP GLOBAL OPPORTUNITIES FUND, L.P.
By: Avenue Global Opportunities Fund GenPar, LLC, its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.
By:	Avenue International Master Fund GenPar, Ltd., its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Director

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC, its general partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC, its general partner
By:	GL Partners IV, LLC, its managing member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

SPINCO THIRD LIEN HOLDERS (cont.)

SOLA LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	Solus Alternative Asset Management LP
Its:	Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher Pucillo
Title: CEO

SPINCO THIRD LIEN HOLDERS (cont.)

MARIN-FINN LIVING TRUST QTIP TRUST UAD 07/04/01

By:	/s/ Kevin Finn
Name:	Kevin Finn
Title:	Trustee

SPINCO THIRD LIEN HOLDERS (cont.)

ALDEN GLOBAL DISTRESSED OPPORTUNITIES MASTER FUND, L.P.

By:	Alden Global Capital Limited, its investment adviser

By:	Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

ALDEN GLOBAL VALUE RECOVERY MASTER FUND, L.P.

By:	Alden Global Capital Limited, its investment adviser

By:	Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

SPINCO THIRD LIEN HOLDERS (cont.)

/s/ Douglas F. Manchester
Douglas F. Manchester

SPINCO THIRD LIEN HOLDERS (cont.)

NAVATION INC.

By:	/s/ Allen Salmasi
Name:	Allen Salmasi
Title:	Chief Executive Officer

SPINCO THIRD LIEN HOLDERS (cont.)

POLYGON RECOVERY FUND L.P.
By:	Polygon Global Partners LLP, its investment manager

By:	/s/ Reade Griffith
Name:	Reade Griffith
Title:	Principal

COLLATERAL AGENTS

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Lien Collateral Agent

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Third Lien Collateral Agent

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

ANNEX I

Provision for the Second Lien Purchase Agreement and the Third Lien Purchase Agreements

“Reference is made to the Amended and Restated Intercreditor Agreement dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Parent, Company, Spinco, their subsidiaries party thereto, Wilmington Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein), and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined therein). Each Note Holder hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the payment and lien subordination provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Note Holder. The foregoing provisions are intended as an inducement to the note holders under the First Lien Purchase Agreement and the note holders under the Second Lien Purchase Agreement to extend credit to Parent and such note holders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

Provision for the Second Lien Guaranty and the Third Lien Guaranties

“Reference is made to the Amended and Restated Intercreditor Agreement dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Parent, Company, Spinco, their subsidiaries party thereto, Wilmington Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein), and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined therein). Each Note Holder hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the payment and lien subordination provided for in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Note Holder. The foregoing provisions are intended as an inducement to the note holders under the First Lien Purchase Agreement and the note holders under the Second Lien Purchase Agreement to extend credit to Parent and such note holders are intended third party beneficiaries of such provisions. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

Provision for the Second Lien Collateral Documents and the Third Lien Collateral Documents

“Reference is made to the Amended and Restated Intercreditor Agreement dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Company, Parent, Spinco, their subsidiaries party thereto, the Noteholders (as defined therein), Wilmington Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein), and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined therein). Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.